UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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BIOMARIN PHARMACEUTICAL INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders (the Annual Meeting) of BioMarin Pharmaceutical Inc., a Delaware corporation (we, us, BioMarin or the Company). The Annual Meeting will be held on Wednesday, June 4, 2014 at 9:00 a.m. (Pacific Daylight Time), at the Cavallo Point Lodge, 601 Murray Circle, Fort Baker, Sausalito, CA 94965 for the following purposes:

1.	To elect the ten nominees for director to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To approve amendments to the Company’s Amended and Restated 2006 Employee Stock Purchase Plan (the 2006 ESPP) to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2006 ESPP from 2,500,000 to 3,500,000 and (ii) extend the term of the 2006 ESPP to May 2, 2018;

3.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined below) as disclosed in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement);

4.	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2014; and

5.	To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement.

The record date for the Annual Meeting is Monday, April 7, 2014 (the Record Date). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company’s principal executive offices at 770 Lindaro Street, San Rafael, CA 94901 for a period of 10 days before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 4, 2014 at 9:00 am at Cavallo Point Lodge, 601 Murray Circle, Fort Baker, Sausalito, CA 94965

The Proxy Statement and annual report to stockholders are available at: www.proxyvote.com.

If you have any questions or need assistance in voting your shares, please call the following firm, which is assisting the Company in the solicitation of proxies:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

1-800-607-0088

By Order of the Board of Directors

G. Eric Davis

Senior Vice President, General Counsel and Secretary

San Rafael, California

April 23, 2014

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD MAILED TO YOU, OR VOTE OVER THE TELEPHONE OR INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO BE ENTITLED TO VOTE IN PERSON AT THE ANNUAL MEETING.

BioMarin Pharmaceutical Inc.

770 Lindaro Street

San Rafael, CA 94901

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the SEC), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the Proxy Availability Notice) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Proxy Availability Notice.

We intend to mail the Proxy Availability Notice on or about April 23, 2014 to all stockholders of record entitled to vote at the Annual Meeting. We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 23, 2014.

What does it mean if I receive more than one Proxy Availability Notice?

If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Proxy Availability Notice, on or after May 5, 2014.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 4, 2014 at 9:00 a.m. (Pacific Daylight Time) at the Cavallo Point Lodge, 601 Murray Circle, Fort Baker, Sausalito, CA 94965. You may contact Investor Relations at IR@bmrn.com to obtain directions to the Annual Meeting. Information on how to vote in person at the Annual Meeting is discussed below. If you plan to attend the Annual Meeting, please note that attendance will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid photo identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 7, 2014, the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 145,736,434 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 7, 2014 your shares were registered directly in your name with BioMarin’s transfer agent, Computershare Shareholder Services LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on April 7, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of ten directors;

•

Approval of amendments to the Company’s Amended and Restated 2006 Employee Stock Purchase Plan (the 2006 ESPP) to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2006 ESPP from 2,500,000 to 3,500,000 and (ii) extend the term of the 2006 ESPP to May 2, 2018;

•	Advisory approval of the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement in accordance with SEC rules; and

•

Ratification of the selection by the Board of Directors of the Company (the Board) of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters in accordance with their best judgment.

What is the Board’s voting recommendation?

The Board recommends that you vote your shares:

•	“For” the election of all ten nominees for director;

•	“For” the approval of the amendments to the 2006 ESPP;

•	“For” the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement in accordance with SEC rules; and

•	“For” the ratification of the selection by the Board of KPMG as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014.

How do I vote?

With regard to the election of directors, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Proxy Availability Notice. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 3, 2014 to be counted.

•

To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Proxy Availability Notice. Your vote must be received by 11:59 p.m., Eastern Daylight Time, on June 3, 2014 to be counted.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us and we receive it before the Annual Meeting, we will vote your shares as you direct.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from BioMarin. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 7, 2014, the Record Date.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all ten nominees for director, “For” the amendments to the Amended and Restated 2006 Employee Stock Purchase Plan, “For” the advisory approval of executive compensation of the Named Executive Officers and “For” the ratification of KPMG as the Company’s independent registered public accounting firm. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will my vote be kept confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Who is paying for this proxy solicitation?

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting. Accordingly, the Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees and Morrow & Co., LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees of the Company will not be paid any additional compensation for soliciting proxies, but Morrow & Co., LLC will be paid its customary fee of approximately $7,000 plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to BioMarin Pharmaceutical Inc.’s Secretary at 105 Digital Drive, Novato, CA 94949.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, banker or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

When are stockholder proposals for inclusion in our proxy statement for next year’s annual meeting due?

Stockholders wishing to present proposals for inclusion in our proxy statement for the 2015 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act), must submit their proposals so that they are received by us at our principal executive offices no later than December 19, 2014. Proposals should be sent to our Secretary at 105 Digital Drive, Novato, CA 94949.

When are other proposals and stockholder nominations for next year’s annual meeting due?

With respect to proposals and nominations not to be included in our proxy statement pursuant to Rule 14a-8, our Bylaws provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at the Annual Meeting must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding year’s annual meeting of stockholders.

For the 2015 Annual Meeting, stockholders wishing to present nominations for director or proposals for consideration under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not earlier than February 4, 2015 and not later than March 6, 2015 in order to be considered. In the event that the 2015 Annual Meeting is to be held on a date that is not within 25 days before or 60 days after June 4, 2015, then a stockholder’s notice must be received by the Secretary no later than the close of business on the 10th day following the day on which notice of the date of the 2015 Annual Meeting was mailed or the day we make a public announcement of the date of the 2015 Annual Meeting, whichever first occurs.

In addition, with respect to nominations for directors, if the number of directors to be elected at the 2015 Annual Meeting is increased effective at the 2015 Annual Meeting and there is no public announcement by us for the additional directorships at least 100 days prior to June 4, 2015, a stockholder’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to our Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

Nominations or proposals should be sent in writing to our Secretary at 105 Digital Drive, Novato, CA 94949. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2015 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws may be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, “For”, “Withhold” and broker non-votes for the proposal to elect directors, and with respect to other proposals, votes “For”, “Against”, “Abstain” and broker non-votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally apply to all brokers, bank or other nominees, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), amendments to equity plans, and executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine” and brokers, banks or other nominees generally have discretionary voting power with respect to such proposals. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

What is the effect of abstentions and broker non-votes?

Abstentions: Under Delaware law (under which BioMarin is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Amended and

Restated Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal No. 2— Amendments to the 2006 ESPP, Proposal No. 3—Advisory Vote on Executive Compensation, or Proposal No. 4—Ratification of Independent Registered Public Accounting Firm.

Broker Non-Votes: As a result of a change in rules related to discretionary voting and broker non-votes, brokers, banks or other nominees are no longer permitted to vote the uninstructed shares of their customers on a discretionary basis in the election of directors or on executive compensation program matters. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on: Proposa1 No. 1—Election of Directors, Proposal No. 2—Amendments to 2006 ESPP or Proposal No. 3—Advisory Vote on Executive Compensation. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares in the election of directors or the advisory vote related to the approval of our executive compensation program, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. The proposal to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2014 should be considered a non-discretionary matter. Therefore, your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Amendments to the 2006 ESPP	Majority Cast	No
No. 3. Advisory Vote on Executive Compensation	Majority Cast	No
No. 4. Ratification of Independent Registered Public Accounting Firm	Majority Cast	No

A “Plurality,” with regard to the election of directors, means that the ten nominees who receive the most “For” votes cast by the holders of shares either present in person or represented by proxy will be elected to our board of directors. A “Majority Cast,” with regard to the amendments to the 2006 ESPP, the advisory vote on executive compensation and the ratification of our independent registered public accounting firm, means that a majority of the votes cast on the proposal are voted “For” the proposal.

Accordingly:

•

Proposal No. 1: For the election of directors, the ten nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on Proposal No. 1 will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

•	Proposal No. 2: To be approved, a majority of the total votes cast on Proposal No. 2 must be voted “For” the proposed amendments to the 2006 ESPP. Abstentions and broker non-votes will have no effect.

•

Proposal No. 3: To be approved, a majority of the total votes cast on Proposal No. 3 must be voted “For” the approval of the compensation of the Company’s Named Executive Officers. Abstentions and broker non-votes will have no effect.

•

Proposal No. 4: To be approved, a majority of the total votes cast on Proposal No. 4 must be voted “For” the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present in person or represented by proxy at the Annual Meeting. On the Record Date, there were 145,736,434 shares outstanding and entitled to vote. Thus, the holders of 72,868,218 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the Internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.

If you have any questions or need assistance in voting your shares, please call the following firm, which is assisting the Company in the solicitation of proxies:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

1-800-607-0088

PROPOSAL NO. ONE: ELECTION OF DIRECTORS

The Board currently consists of ten directors. There are ten nominees for election to the Board this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company. Each of the director nominees except for Dr. Slamon was previously elected by the stockholders. Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The ten nominees receiving the highest number of affirmative votes will be elected.

Nominees for Director

The names and ages of the nominees, occupation(s), length of service with the Company and Board Committee memberships are set forth in the table below. A brief biography of each nominee is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Corporate Governance and Nominating Committee (the CGN Committee) to believe that the nominee should continue to serve on the Board:

Name	Age	Director Since	Occupation	Independent	Committee memberships
					AC	CC	CGN	S&T
Jean-Jacques Bienaimé	60	May 2005	Director, Chief Executive Officer	No	—	—	—	—
Kenneth M. Bate	63	September 2010	Chairman of Cubist Pharmaceuticals and former biotech executive	Yes	M	C	—	—
Michael Grey	61	December 2005	President & CEO, Lumena Pharmaceuticals, Inc.	Yes	M	—	—	M
Elaine J. Heron, Ph.D.	66	July 2002	Chair, Amplyx Pharmaceuticals, Inc.	Yes	—	—	M	M
Pierre Lapalme	73	January 2004	Former pharmaceutical executive	Yes	—	—	—	—
V. Bryan Lawlis, Ph.D.	62	June 2007	CEO, Itero Biopharmaceuticals, LLC	Yes	M	—	—	M
Alan J. Lewis, Ph.D.	68	June 2005	Chairman of Cellastra Inc. and former biotech executive	Yes	—	M	—	C
Richard A. Meier	54	December 2006	EVP & CFO of Owens & Minor, Inc.	Yes	C,F	—	M	—
Dennis J. Slamon, M.D., Ph.D.	65	March 2014	Director, Clinical/ Translational Research, and Director, Revlon/UCLA Women’s Cancer Research Program at UCLA’s Jonsson Comprehensive Cancer Center	Yes	—	—	—	—
William D. Young	69	September 2010	General Partner, Clarus Ventures	Yes	—	M	C	—

AC Audit Committee CC Compensation Committee CGN Corporate Governance & Nominating Committee S&T Science & Technology Committee	C Chair M Member F Financial Expert

Jean-Jacques Bienaimé joined our Board in May 2005, the same time that he became our Chief Executive Officer. From November 2002 to April 2005, Mr. Bienaimé served as Chairman, Chief Executive Officer and President of Genencor, a biotechnology company focused on industrial bioproducts and targeted cancer biotherapeutics. Prior to joining Genencor, Mr. Bienaimé was Chairman, President and Chief Executive Officer of SangStat Medical Corporation, another biotechnology company. He became President of SangStat Medical Corporation, a global pharmaceutical company, in 1998 and Chief Executive Officer in 1999. Prior to joining SangStat Medical Corporation, Mr. Bienaimé held various management positions from 1992 to 1998 with Rhône-Poulenc Rorer Pharmaceuticals (now known as Sanofi-Aventis), including Senior Vice President of Corporate Marketing and Business Development, and Vice President and General Manager of the advanced therapeutic and oncology division. Mr. Bienaimé currently serves on the boards of Intermune, Inc., a biotechnology company, Vital Therapies, Inc., a biotechnology company, Portola Pharmaceuticals and The Biotech Industry Organization. He received an M.B.A. from the Wharton School at the University of Pennsylvania and an undergraduate degree in economics from the École Supérieure de Commerce de Paris.

The Board has nominated Mr. Bienaimé for his intimate knowledge of our business and extensive experience in the management of biotechnology organizations, business development, and sales and marketing of both biotechnology and pharmaceutical products.

Kenneth M. Bate joined our Board in September 2010 and serves as the Chair of the Compensation Committee. Mr. Bate is currently an independent consultant. From May 2009 to January 2012, Mr. Bate served as President and Chief Executive Officer of Archemix, Inc., a privately-held biotechnology company engaged in discovering and developing aptamer therapeutics to treat chronic and acute diseases. In March 2011, he was elected Non-Executive Chairman of Cubist Pharmaceuticals, Inc., a biopharmaceutical company. From 2006 to April 2009, Mr. Bate served in various positions at NitroMed, Inc., a pharmaceutical company, most recently as President and Chief Executive Officer. From 2002 to 2005, Mr. Bate served as Chief Financial Officer of Millennium Pharmaceuticals where he headed the commercial organization. Prior to joining Millennium Pharmaceuticals, Mr. Bate co-founded JSB Partners, LLC, a banking and advisory services firm for biopharmaceutical and life sciences companies. From 1990 to 1996, he was with Biogen (now Biogen Idec), a biotechnology company, first as their Chief Financial Officer and then as head of the commercial organization responsible for launching its multiple sclerosis business. Mr. Bate received his B.A. in Chemistry from Williams College and his M.B.A. from the Wharton School at the University of Pennsylvania. He is currently serving on the boards of two public companies, AVEO Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc., and two private companies, Catabasis Pharmaceuticals, Inc., a biotechnology company, and TransMedics, Inc., a medical device company.

The Board has nominated Mr. Bate for his extensive experience in finance and managing biotechnology companies and financial, business development and commercial organizations.

Michael Grey joined our Board in December 2005. He has been serving as President and Chief Executive Officer of Lumena Pharmaceuticals, Inc., a privately-held biotechnology company, since February 2011 and as Venture Partner with Pappas Ventures, a life sciences venture capital firm, since January 2010. Between January and September 2009, he served as President and Chief Executive Officer of Auspex Pharmaceuticals, Inc., a private biotechnology company. From January 2005 until its acquisition in August 2008, Mr. Grey was President and Chief Executive Officer of SGX Pharmaceuticals, Inc., a public biotechnology company, where he previously served as President from June 2003 to January 2005 and as Chief Business Officer from April 2001 until June 2003. Prior to joining SGX Pharmaceuticals, Inc., Mr. Grey acted as President, Chief Executive Officer and Board member of Trega Biosciences, Inc., a biotechnology company. From November 1994 to August 1998, Mr. Grey was the President of BioChem Therapeutic, Inc., the pharmaceutical operating division of BioChem Pharma, Inc. During 1994, Mr. Grey served as President and Chief Operating Officer for Ansan, Inc., a pharmaceutical company. From 1974 to 1993, he served in various roles with Glaxo, Inc. and Glaxo Holdings, plc, culminating in the position of Vice President, Corporate Development. Mr. Grey is currently a director of Horizon Pharma, Inc., a public pharmaceutical company, and Selventa, Inc., a healthcare company. Mr. Grey previously served on the board of directors of two public companies during the past five years: IDM Pharma, Inc. (from 1999 to 2009) and Achillion Pharmaceuticals, Inc. (from 2001 to 2010). He received a B.Sc. in chemistry from the University of Nottingham, United Kingdom.

The Board has nominated Mr. Grey for his extensive experience in managing biotechnology and pharmaceutical organizations, business development, compensation matters and finance and accounting.

Elaine J. Heron, Ph.D., joined our Board in July 2002. Dr. Heron served as Chair and Chief Executive Officer of Amplyx Pharmaceuticals, Inc., a private early stage drug development company, from February 2009 to July 2012 and continues to serve as Chair of that company. From July 2001 to October 2008, Dr. Heron was Chair and Chief Executive Officer of Labcyte Inc., a private biotechnology company. Before joining Labcyte Inc., she spent six years in increasingly responsible positions at the Applied Biosystems Group of Applera Corporation, a biotechnology company, including the position of General Manager and Vice President of Sales and Marketing. Dr. Heron earned a B.S. in chemistry with highest distinction and a Ph.D. in analytical biochemistry from Purdue University and an M.B.A. from Pepperdine University.

The Board has nominated Dr. Heron for her extensive experience in life science sales and marketing, finance and accounting, corporate governance matters and research and development.

Pierre Lapalme joined our Board in January 2004 and was named as Chair of the Board in August 2004. From 1995 until his retirement in 2003, he served as the President and Chief Executive Officer of North America Ethypharm, Inc., a drug delivery company. Throughout his career, Mr. Lapalme held numerous senior management positions in the pharmaceutical industry, including Chief Executive Officer and Chairman of the Board of Rhône-Poulenc Pharmaceuticals, Inc. in Canada, and Senior Vice President and General Manager of North America Ethicals, a division of Rhône-Poulenc Rorer, Inc. (now known as Sanofi-Aventis), where he oversaw the development of the ethical pharmaceutical business in the United States, Canada, Mexico, and Central America. Mr. Lapalme served on the board of the National Pharmaceutical Council and was a board member of the Pharmaceutical Manufacturers Association of Canada, where he played a leading role in reinstituting patent protection for pharmaceuticals. Mr. Lapalme previously served on the board of directors of one public company during the past five years, Bioxel Pharma (from 2004 to 2009). He also serves on the board of two private biotech companies. Mr. Lapalme was appointed to the board of Aeterna Zentaris, a biopharmaceutical company, in December 2009, was appointed to the board of Insys Therapeutics, Inc., in May 2013 and was appointed Chairman of the Board of Pediapharm Inc. in January 2014. Mr. Lapalme studied at the University of Western Ontario and INSEAD France.

The Board has nominated Mr. Lapalme for his extensive experience in managing biotechnology and pharmaceutical organizations, and sales and marketing of pharmaceutical products.

V. Bryan Lawlis, Ph.D., joined our Board in June 2007. Since August 2011 he has served as the President and Chief Executive Officer of Itero Biopharmaceuticals, LLC, a privately held limited liability holding company which has held the assets of Itero Biopharmaceuticals, Inc. since August 2011. Prior to serving as the President and Chief Executive Officer of Itero Biopharmaceuticals, LLC, Dr. Lawlis co-founded and served as President and Chief Executive Officer of Itero Biopharmaceuticals, Inc. from 2006 until it discontinued operations in August 2011. Dr. Lawlis served as President and Chief Executive Officer of Aradigm Corporation, a pharmaceutical company from August 2004, and served on its board of directors from February 2005, continuing in both capacities until August 2006. Dr. Lawlis served as Aradigm Corporation’s President and Chief Operating Officer from June 2003 to August 2004 and its Chief Operating Officer from November 2001 to June 2003. Previously, Dr. Lawlis co-founded Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, served as its President and Chief Executive Officer from 1996 to 1999, and served as Chairman from 1999 to 2001, when it was sold to Diosynth RTP, Inc., a division of Akzo Nobel, NV. From 1981 to 1996, Dr. Lawlis was employed at Genencor, Inc., a biotechnology company, and Genentech, Inc. His last position at Genentech, Inc. was Vice President of Process Sciences. Dr. Lawlis holds a B.A. in microbiology from the

University of Texas at Austin, and a Ph.D. in Biochemistry from Washington State University. In addition to BioMarin, Dr. Lawlis holds board positions on two privately held companies, Itero Biopharmaceuticals, LLC, and Sutro Biopharma, Inc. Dr. Lawlis was appointed to the board of Geron Corporation, a public biopharmaceutical company, in March 2012, and was appointed to the board of KaloBios Pharmaceuticals, Inc., a public biopharmaceutical company, in August 2013. Dr. Lawlis has acted as the chairman of the scientific advisory board for Coherus Biosciences, Inc., a privately held biotechnology company since November 2012.

The Board has nominated Dr. Lawlis for his extensive experience in manufacturing biotechnology and other pharmaceutical products, research and development of drug products and managing and conducting clinical trials and drug regulatory processes.

Alan J. Lewis, Ph.D., joined our Board in June 2005 and serves as the Chair of the Science and Technology Committee. Dr. Lewis currently serves as Chairman of the Board of Cellastra Inc., a private biotechnology company, and director of two other private biotechnology companies, DiaVacs, Inc., and Targazyme, Inc. Dr. Lewis served as Chief Executive Officer and Director of Medistem, Inc., a public biotechnology company, from October 2012 to March 2014. From July 2010 to November 2011, Dr. Lewis served as President, Chief Executive Officer and Director of Ambit Biosciences, a private biotechnology company. From January 2009 to June 2010, Dr. Lewis served as President and Chief Executive Officer of The Juvenile Diabetes Research Foundation. From February 2006 until December 2008, Dr. Lewis was the President and Chief Executive Officer of Novocell, Inc., a privately held regenerative disease biotechnology company. Prior to joining Novocell Inc., a company focused on stem cell therapy, starting in 2000, he was President of Celgene Signal Research, a wholly owned subsidiary of the Celgene Corporation, a pharmaceutical company. From February 1994 to August 2000, he was the President and Chief Executive Officer of Signal Pharmaceuticals, Inc., where he guided the company to its successful acquisition by Celgene Corporation, a global pharmaceutical company. From 1979 to 1994, Dr. Lewis held a number of positions at Wyeth-Ayerst Research and its predecessor, Wyeth Laboratories, Inc., including Vice President of Research at Wyeth-Ayerst Research. Dr. Lewis has published over 120 full manuscripts and has written and edited seven books. Dr. Lewis was a Research Associate at Yale University from 1972 to 1973. Dr. Lewis received a B.Sc. in physiology and biochemistry from Southampton University, Southampton, Hampshire, United Kingdom, and a Ph.D. in pharmacology from the University of Wales, Cardiff, United Kingdom.

The Board has nominated Dr. Lewis for his extensive experience in managing biotechnology and pharmaceutical organizations, research and development, finance, compensation and corporate governance matters.

Richard A. Meier joined our Board in December 2006 and serves as the Chair of the Audit Committee and a member of the Corporate Governance and Nominating Committee. Mr. Meier currently serves as the Executive Vice President and Chief Financial Officer of Owens & Minor, Inc., a global healthcare services provider that he joined in February 2013. From January 2010 to March 2012, Mr. Meier served as Executive Vice President and Chief Financial Officer at Teleflex, Incorporated, a medical technology company. Prior to this, Mr. Meier served as President and Chief Operating Officer of Advanced Medical Optics, a medical device company, from November 2007 to May 2009. From February 2007 to November 2007, Mr. Meier was Advanced Medical Optics’ Chief Operating Officer and Chief Financial Officer. From April 2002 to February 2007, Mr. Meier served in various executive and operating positions at Advanced Medical Optics, including serving as Chief Financial Officer during the entire period. Prior to joining Advanced Medical Optics, Mr. Meier was the Executive Vice President and Chief Financial Officer of Valeant Pharmaceuticals, Inc., from October 1999 to April 2002, and Senior Vice President & Treasurer from May 1998 to October 1999. Prior to Mr. Meier’s experience at Valeant Pharmaceuticals, Inc., he held various financial and banking positions at Schroder & Company, Inc., Salomon Smith Barney, Manufacturers Hanover Corporation, Australian Capital Equity, and Greyhound Lines, Inc. Mr. Meier has also served as a director of Staar Surgical, a medical device company since June 2009 and currently serves as Chairman of the Nominating and Governance Committee of Staar Surgical.

The Board has nominated Mr. Meier for his extensive experience in finance and accounting, capital markets, managing large organizations in the healthcare field and information technology.

Dennis J. Slamon, M.D., Ph.D., joined our Board in March 2014. Dr. Slamon currently serves as director of Clinical/Translational Research, and as director of the Revlon/UCLA Women’s Cancer Research Program, at UCLA’s Jonsson Comprehensive Cancer Center. Dr. Slamon is a professor of medicine and chief of the Division of Hematology/Oncology at, and executive vice chair for research for, UCLA’s Department of Medicine and also serves as director of the medical advisory board for the National Colorectal Cancer Research Alliance, a fund-raising organization that promotes advances in colorectal cancer. A 1970 B.A. honors graduate in biology from Washington & Jefferson College and a 1975 graduate of the University of Chicago’s Pritzker School of Medicine, Dr. Slamon earned his Ph.D. in cell biology that same year. He completed his internship and residency at the University of Chicago Hospitals and Clinics, becoming chief resident in 1978. One year later, he became a fellow in the Division of Hematology/Oncology at UCLA where he now serves on the faculty of medicine.

The Board has nominated Dr. Slamon for his extensive experience in clinical trial research, personalized medicine, oncology, research and development and translating discovery into medicines.

William D. Young joined our Board in September 2010 and serves as the Chair of the Corporate Governance & Nominating Committee. Mr. Young is a partner with Clarus Ventures, a life science venture capital firm that he joined in March 2010. Mr. Young was appointed Chairman of the Board of Biogen Idec in January 2010 and began serving as a Director of IDEC Pharmaceuticals in 1997. From 1999 to October 2009, Mr. Young was Chairman and Chief Executive Officer of Monogram Biosciences, Inc., a life sciences company engaged in the development of molecular diagnostic products, until its acquisition by LABCorp, Inc. in October 2009. From 1997 to 1999, Mr. Young served as Chief Operating Officer of Genentech, Inc. Mr. Young joined Genentech, Inc. in 1980 as Director of Manufacturing and Process Sciences and became Vice President in 1983. He was promoted to various positions and, in 1997, became Chief Operating Officer, taking on responsibility for all development, operations and sales and marketing activities. Prior to joining Genentech, Inc., Mr. Young was with Eli Lilly & Co. for 14 years. Mr. Young holds a B.S. in Chemical Engineering and an Honorary Doctorate in Engineering from Purdue University and an M.B.A. from Indiana University. He is also a Director of Theravance, Inc., Executive Chairman of NanoString Technologies and a Director of Ariosa Diagnostics, Inc. Mr. Young was elected to the National Academy of Engineering in 1993 for his contributions to biotechnology.

The Board has nominated Mr. Young for his extensive experience in senior positions managing life science companies engaged in the development, manufacture, and commercialization of biotech drugs and molecular diagnostics.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Global Code of Conduct and Business Ethics described below may be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Alternatively, you can request a copy of any of these documents free of charge by writing to: G. Eric Davis, Senior Vice President, General Counsel and Secretary, c/o BioMarin Pharmaceutical Inc., 105 Digital Drive, Novato, CA 94949. Information on our website is not incorporated by reference in this Proxy Statement.

INDEPENDENCE OF THE BOARD OF DIRECTORS

The Board has affirmatively determined that all of the nominees other than Mr. Bienaimé are independent directors within the meaning of the applicable NASDAQ listing standards and relevant securities and other laws, rules and regulations regarding the definition of “independent” (the Independent Directors). There are no family relationships between any director and any of our executive officers.

BOARD LEADERSHIP STRUCTURE

The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake. Currently, the Board believes that having an Independent Director serve as Chair of the Board is in the best interest of stockholders at this time as it allows a greater role for the Independent Directors in the oversight of our Company and active participation of the Independent Directors in setting agendas and establishing priorities and procedures for the work of the Board. The Board believes that having an Independent Director serve as Chair helps to ensure independence in the Board’s oversight of our risk management, but that otherwise its administration of its risk oversight function has not affected the Board’s leadership structure.

ROLE OF THE BOARD IN RISK OVERSIGHT

The Board is actively involved in the oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board, particularly the Audit Committee and the CGN Committee, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks.

MEETINGS OF THE BOARD OF DIRECTORS

The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. During the fiscal year ended December 31, 2013, the Board held nine meetings and took action by unanimous written consent on three occasions. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees, on which he or she served, held during the period for which he or she was a director or committee member. Applicable NASDAQ listing standards require that the Independent Directors meet from time to time in executive session. In fiscal 2013, our Independent Directors met in regularly scheduled executive sessions at which only Independent Directors were present. It is our policy to request that all Board members attend the annual meeting of stockholders. However, we also recognize that personal attendance by all directors is not always possible. All of the directors serving at the time of the 2013 Annual Meeting of Stockholders attended such meeting.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, Compensation Committee, the CGN Committee and the

Science and Technology Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NASDAQ listing standards and relevant securities and other laws, rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our Company.

Audit Committee

The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of our financial statements and reports. In addition, the Audit Committee oversees the qualification, independence and performance of our independent registered public accounting firm and recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee is currently composed of four directors: Mr. Meier, Chair, Mr. Bate, Mr. Grey and Dr. Lawlis. In 2013, the Audit Committee met ten times. The Audit Committee is governed by a written charter adopted by the Board, which was last amended in March 2014. The Audit Committee charter can be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference in this Proxy Statement. The charter of the Audit Committee grants the Audit Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.

As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including the Audit Committee’s role and responsibilities, and recommends any proposed changes to the Board for its consideration.

The Board annually reviews the NASDAQ listing standards’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in NASDAQ Listing Rules 5605(c)(2)(A)(i) and (ii)). The Board has determined that Mr. Meier qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Meier’s level of knowledge and experience based on a number of factors, including his experience as the Chief Financial Officer of several public companies and his finance and investment banking experiences. In making that determination, the Board relied on the past business experience of Mr. Meier. Please see the description of the business experience for Mr. Meier under the heading “Nominees for Director.”

Report of the Audit Committee of the Board of Directors(1)

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, during fiscal year 2013, the Audit Committee met and held discussions with management and KPMG LLP, the Company’s independent registered public accounting firm (KPMG). Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2013 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with KPMG. In addition, the Audit

Committee has discussed with KPMG the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG the independence of KPMG from the Company and its management. The Audit Committee has also concluded that the provision of the non-audit services to the Company in fiscal year 2013 was compatible with KPMG’s independence. Based on the foregoing, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The Audit Committee and the Board also have recommended the selection of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Respectfully submitted on March 4, 2014 by the members of the Audit Committee of the Board of Directors:

Richard A. Meier, Chair

Kenneth Bate

Michael Grey

V. Bryan Lawlis, Ph.D.

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of BioMarin under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs. Among other things, the Compensation Committee:

•

reviews and recommends to the Board for approval, the compensation (i.e., salary, bonus, and equity-based compensation awards) and other terms of employment or service of our Chief Executive Officer and Independent Directors;

•	reviews and approves compensation and other terms of employment or service of our other executive officers and other officers reporting to our Chief Executive Officer;

•	reviews with management our Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other SEC filings;

•	approves the goals and performance requirements, thresholds, and maximum funding for our annual bonus program; and

•	administers our Amended and Restated 2006 Share Incentive Plan, our Non-Qualified Deferred Compensation Plan (the Deferred Compensation Plan), our 2006 ESPP and our 2012 Inducement Plan.

The Compensation Committee is currently composed of three directors: Mr. Bate, Chair, Dr. Lewis and Mr. Young. The Board has determined that all members of our Compensation Committee are independent (as independence is currently defined in NASDAQ Listing Rule 5605(a)(2)). During 2013, the Compensation Committee met nine times.

The Compensation Committee has adopted a written charter that can be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference in this Proxy Statement. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Information regarding consultants engaged by the Compensation Committee is provided in the Compensation Discussion and Analysis section of this Proxy Statement.

Under the Compensation Committee charter, the Compensation Committee may, in its discretion, delegate its duties to a subcommittee or to the Chair of the Compensation Committee.

As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including the Compensation Committee’s role and responsibilities, and recommends any proposed changes to the Board for its consideration.

The performance and compensation process and specific determinations of the Compensation Committee with respect to executive compensation for 2013 and certain elements of compensation for 2013 are described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement.

Compensation Committee Processes and Procedures

The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The Compensation Committee charter requires that the Compensation Committee meet at least twice per year. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer, the head of Human Resources, our General Counsel and the Compensation Committee’s independent advisor, Radford, an Aon Hewitt Company (Radford). The Compensation Committee meets regularly in executive session. However, Mr. Bienaimé, our Chief Executive Officer, Mr. Davis, our Senior Vice President, General Counsel and Secretary, and Mr. Richard Ranieri, our Senior Vice President, Human Resources and Corporate Affairs, in addition to Radford, regularly attend portions of the Compensation Committee meetings for the purpose of providing analysis and information to assist management with their recommendations on various human resources and compensation matters. These officers generally do not participate in the executive sessions of the Compensation Committee.

Throughout 2013 and continuing through February 2014, the Compensation Committee engaged Radford as an independent advisor to the Compensation Committee. Radford conducted analysis and provided advice on, among other things, the appropriate peer group, executive compensation for our Chief Executive Officer and other executive officers, equity compensation, and compensation trends in the biotechnology industry. Radford reports directly to the Compensation Committee, which retains sole authority to direct the work of and engage Radford. As part of its analysis, Radford collects and analyzes compensation information from a comparative group of biotechnology companies or “peer group” approved by the Compensation Committee. The Compensation Committee evaluates the criteria used in establishing the peer group at least annually, to ensure that it appropriately represents the companies competing with us to attract and retain talent. The Compensation Committee seeks input from management in addition to the Compensation Committee’s independent advisor to ensure the group is consistent with our current business model. The peer group used for 2013 is discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

In April 2014, Radford affirmed to the Compensation Committee that it had policies and procedures in place to prevent conflicts of interest from arising, that the total fees paid by BioMarin to Radford represent an insignificant percentage of Radford’s revenue, that the Radford advisor serving the Compensation Committee did not own any BioMarin stock, and that it had no knowledge of any business or personal relationship between the Radford advisor and members of the Compensation Committee or the Company’s Named Executive Officers (NEOs).

The Compensation Committee engaged Towers Watson in February 2014 as an independent advisory to the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has ever been an executive officer or employee of us or any of our subsidiaries. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Board or Compensation Committee. During 2013, no members of our Compensation Committee had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions.

Compensation Committee Report(2)

The Compensation Committee is responsible for setting general compensation goals and operational guidelines for BioMarin personnel, for recommending the chief executive officer’s and directors’ compensation for consideration by the full Board, for setting all elements of the compensation of the other executive officers of BioMarin, and for approving grants of stock options for executive officers of BioMarin. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted on April 10, 2014 by the members of the Compensation Committee of the Board of Directors:

Kenneth M. Bate, Chair

Alan Lewis

William Young

(2)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of BioMarin under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Corporate Governance and Nominating Committee

The CGN Committee is responsible for overseeing the selection of qualified candidates to serve as members of the Board and guiding our corporate governance philosophy and practices. To that end, the CGN Committee is responsible for identifying individuals to fill vacancies on the Board, recommending nominees for director to be voted upon at the annual meeting of stockholders, recommending to the Board appointees to serve on committees of the Board, and overseeing the development and implementation of our corporate governance policies and our Global Code of Conduct and Business Ethics. A detailed discussion of the CGN Committee’s procedures for recommending candidates for election as a director appears below under the caption Procedures of the Corporate Governance and Nominating Committee.

The CGN Committee is also responsible for, without limitation, the following relating to the oversight of corporate governance policies:

•	adopting corporate governance guidelines;

•	establishing written charters for each Board committee and recommending changes to those charters from time to time when it deems appropriate;

•	reviewing and approving related party transactions with our directors, executive officers and 5% stockholders;

•	maintaining independence standards for each independent Board member;

•	requiring executive sessions of Board meetings without management present;

•	mandating execution of a standard of business ethics for every employee and Board member;

•	recommending guidelines to the Board for corporate succession planning as it relates to our Chief Executive Officer;

•	implementing, in conjunction with the Audit Committee, the independent audit function; and

•

establishing a toll-free telephone number for employees to anonymously report complaints relating to financial fraud, environmental hazards, illegal or unfair employment practices, and unethical behavior.

The CGN Committee is composed of three directors, each of whom is “independent” under the listing standards of NASDAQ. The members of the CGN Committee are Mr. Young, Chair, Dr. Heron and Mr. Meier. The CGN Committee met five times during 2013.

The CGN Committee has adopted a written charter that can be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. The CGN Committee charter complies with the guidelines established by NASDAQ. Our Corporate Governance Guidelines can also be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference in this Proxy Statement. The charter of the CGN Committee grants the CGN Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the CGN Committee considers necessary or appropriate in the performance of its duties.

As required by its charter, the CGN Committee conducts a self evaluation at least annually. The CGN Committee also periodically reviews and assesses the adequacy of its charter, including the CGN Committee’s role and responsibilities, and recommends any proposed changes to the Board for its consideration.

Procedures of the Corporate Governance and Nominating Committee

In connection with nominating directors for election at the annual meeting and periodically throughout the year, the CGN Committee considers the composition of the Board and each Committee of the Board to evaluate its effectiveness and whether or not changes should be considered to either the Board or any of the Committees. In support of this process, the Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of our Company. The Board believes that it should be comprised of persons with skills in areas such as:

•	leadership of large complex organizations, particularly in related industries;

•	sales and marketing of biotechnology and pharmaceutical products;

•	manufacturing of biotech and small molecule drug products;

•	managing and conducting clinical trials and drug regulatory process;

•	medicine;

•	finance and accounting;

•	capital markets;

•	business development;

•	legal and intellectual property;

•	research and development of drug products; and

•	information technology.

As part of its periodic self-assessment process, the CGN Committee has implemented a process that requires the entire Board to annually determine the diversity of specific skills and characteristics necessary for the optimal functioning of the Board in its oversight of our Company over both the short- and longer-term. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the CGN Committee considers the skill areas currently represented on the Board, as well as recommendations of directors regarding skills that could improve the overall quality and ability of the Board to carry out its functions in determining director nominations and whether to consider adding new directors.

Once the CGN Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the CGN Committee uses a flexible set of procedures in selecting individual director candidates. It utilizes general guidelines that allow it to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the CGN Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. Once identified, the CGN Committee looks to, in the CGN Committee’s judgment, the best method of finding a candidate who satisfies the specified criteria. The CGN Committee may consider candidates recommended by management, by other members of the CGN Committee, by the Board, by stockholders, or it may engage a third party to conduct a search for possible candidates. In considering candidates submitted by stockholders, the CGN Committee will take into consideration the needs of the Board and the qualifications of the candidate.

In order for a stockholder to have a candidate considered by the CGN Committee, a stockholder should submit a written recommendation that includes: (i) the name and record address of the stockholder (and beneficial owner, if any, on whose behalf the nomination is made) and evidence of the stockholder’s and beneficial owner’s ownership of our stock, including the number of shares owned and the length of time of ownership; (ii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner and affiliates or others acting together; (iii) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and/or such beneficial owners; (iv) a representation that the stockholder and/or any beneficial owner intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; (v) whether the stockholder or any beneficial owner intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to elect the nominee and/or otherwise to solicit proxies from stockholders in support of such nomination; and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act. With respect to each person whom the stockholder proposes to nominate for election as a director, the stockholder must include (1) the name, age, business address and residence address of the director candidate, (2) the candidate’s resume or a listing of his or her qualifications to be a director (including principal occupation or employment), (3) the class or series and number of shares of stock which are owned beneficially or of record by the candidate, and (4) any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee if selected by the CGN Committee and nominated by the Board. Stockholder recommendations should be addressed to the CGN Committee in care of our Secretary at the address set forth under the heading Stockholder Communications with the Board of Directors.

Once candidates are identified, the CGN Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. While the CGN Committee has not established minimum criteria for a candidate, it has established important factors to consider in evaluating a candidate. These factors include: strength of character, mature judgment, business understanding, experience with the pharmaceutical and/or biotechnology industries, availability and level of interest, capacity to devote time to Board activities, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board.

If the CGN Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.

All of the current directors have been recommended by the CGN Committee to the Board for re-election as our directors at the Annual Meeting, and the Board has approved such recommendations.

Science and Technology Committee

The Science and Technology Committee assists the Board in monitoring the overall strategy, direction and effectiveness of our research and development organization, including the review of matters relating to our scientific technology, intellectual property portfolio and strategy and the review and consideration of management’s decisions regarding our scientific assets and acquisition or divestiture of scientific technology or other investments in research and development programs. The Science and Technology Committee is currently composed of four directors: Dr. Lewis, Chair, Mr. Grey, Dr. Heron and Dr. Lawlis. In 2013, the Science and Technology Committee met three times. The Science and Technology Committee is governed by a written charter adopted by the Board in December 2012. The charter of the Science and Technology Committee can be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference in this Proxy Statement.

CHAIR OF THE BOARD

In 2013, the independent Board members re-appointed Mr. Lapalme as Chair of the Board. The Chair of the Board is responsible for:

•	approving Board meeting schedules and meeting agendas;

•	approving Board meeting materials;

•	leading executive sessions of the independent Board members;

•	setting meetings of independent Board members; and

•	being available for consultation with major stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at 105 Digital Drive, Novato, CA 94949, c/o G. Eric Davis, Senior Vice President, General Counsel and Secretary. All communications received by Mr. Davis will be sent directly to the Board or any particular director.

GLOBAL CODE OF CONDUCT AND BUSINESS ETHICS

The Board has adopted our Global Code of Conduct and Business Ethics which is applicable to all employees and directors, including our Chief Executive Officer, Chief Financial Officer, other executive officers and senior financial personnel. A copy of our Global Code of Conduct and Business Ethics is available in the

Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference in this Proxy Statement. If we make any substantive amendments to our Global Code of Conduct and Business Ethics or grant any waiver from a provision of our Global Code of Conduct and Business Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website in accordance with the requirements of Item 5.05 of Form 8-K.

DIRECTOR AND OFFICER STOCK OWNERSHIP GUIDELINES

The Compensation Committee has approved stock ownership guidelines for our directors, Chief Executive Officer and Executive or Senior Vice Presidents, who have been approved by the Board. Under these guidelines, executives are expected to use the shares of common stock obtained on the exercise of stock options or the shares of restricted stock received to establish significant level of direct ownership in BioMarin. Newly elected directors and newly appointed or hired officers will have three years to comply with their specific stock ownership guidelines. The following table summarizes the guidelines and our directors’ and NEOs’ compliance with the guidelines as of December 31, 2013.

Name	Stock Ownership Guidelines (Value of Shares ($))	Guidelines Met
Non-Executive Directors	Lesser of 10,000 shares or value equal to 3 times cash retainer amount (“3x”)
Kenneth M. Bate		Yes
Michael Grey		Yes
Elaine Heron, Ph.D		Yes
Pierre Lapalme		Yes
V. Bryan Lawlis, Ph.D		Yes
Alan J. Lewis, Ph.D		Yes
Richard A. Meier		Yes
William D. Young		Yes
CEO	Value equal to 3 times base salary (“3x”)
Jean Jacques Bienaimé		Yes
Executive Vice Presidents and Senior Vice Presidents	Value equal to 2 times base salary (“2x”)
Robert A. Baffi, Ph.D.		Yes
G. Eric Davis		Yes
Henry J. Fuchs, M.D.		Yes
Daniel Spiegelman		Yes

The Compensation Committee believes these stock ownership guidelines are an important tool in aligning the interests of our executives with the long-term interests of our stockholders. Although the guidelines are not mandatory, the Compensation Committee will consider compliance with the guidelines in setting an officer’s compensation and the CGN Committee will consider compliance with the guidelines when making decisions on nominating directors for re-election. Please see Compensation Discussion and Analysis for more information regarding these guidelines.

ANTI-HEDGING POLICY

The Board has approved an anti-hedging policy for our directors and executive officers. Under this policy, all of our executive officers and directors are prohibited from engaging in short-sales, transactions in put or call options, hedging transactions or other inherently speculative transactions in BioMarin stock or engaging in excessive margin activities.

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing the management of BioMarin. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate compensation commensurate with our directors’ workload and opportunity costs. Independent Directors receive a combination of annual cash retainers, restricted stock grants and stock option grants in amounts that correlate to their responsibilities and levels of Board participation, including service on Board committees. Our only employee director, Mr. Bienaimé, receives no separate compensation for his service as a director.

The following table is a summary of the annual cash compensation paid to the Independent Directors. Each applicable line item is an additional element of compensation.

Director Position	Annual Cash Compensation(1)
All Independent Directors	$55,000
Chair of the Board	$50,000
Audit Committee Chair	$25,000
Audit Committee (Non-Chair)	$12,000
Compensation Committee Chair	$20,000
Compensation Committee (Non-Chair)	$10,000
Corporate Governance and Nominating Committee Chair	$12,500
Corporate Governance and Nominating Committee (Non-Chair)	$6,250
Science and Technology Committee Chair	$12,500
Science and Technology Committee (Non-Chair)	$6,250
Liaison to Scientific Advisory Board	$8,000

(1)	The annual cash compensation that the Company pays to its Board members, other than Mr. Bienaimé, is based on their positions on the Board or the committees of the Board, and the Company does not compensate the Board members on a per meeting basis. The amounts reflected in the table above were approved by the Board in May 2012.

Each Independent Director is automatically granted an initial stock option grant to purchase 10,000 shares of our common stock and 4,000 restricted stock units (RSUs) on the date that such person first becomes an Independent Director. The shares of common stock subject to the initial option grant vest quarterly over three years and the initial RSU grant vests annually over three years. On the date of our annual meeting of stockholders, each re-elected director is granted an additional stock option grant to purchase 8,500 shares of common stock and 3,400 RSUs. The shares of common stock subject to the additional annual option grant vest quarterly over one year and the additional annual RSUs vest in full on the one-year anniversary of the grant date. The additional option grant or RSU grant for a director who has served for less than a year is prorated to the nearest quarter. These options and RSUs continue to vest only while the director serves on the Board. The exercise price per share of each of these options is 100% of the fair market value of a share of our common stock on the date of the grant of the option. These options have a term of 10 years.

In fiscal year 2013, options to purchase, in the aggregate, 68,000 shares were issued to the Independent Directors and 27,200 RSUs were awarded to Independent Directors under the Amended and Restated 2006 Share Incentive Plan. The following table lists actual compensation paid to each of the directors during 2013 other than Mr. Bienaimé, who is also an NEO.

Our Board members are eligible to enroll in the Deferred Compensation Plan under which participants may elect to defer all or a portion of their fees and RSU awards otherwise payable to them, and thereby defer taxation of these deferred amounts until actual payment of the deferral amounts in future years.

Director Compensation in 2013

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Kenneth M. Bate	$87,000	$230,554	$264,095	$581,649
Michael Grey	$73,250	$230,554	$264,095	$567,899
Elaine J. Heron, Ph.D.	$67,500	$230,554	$264,095	$562,149
Pierre Lapalme	$105,000	$230,554	$264,095	$599,649
V. Bryan Lawlis, Ph.D.	$73,250	$230,554	$264,095	$567,899
Alan J. Lewis, Ph.D.	$77,500	$230,554	$264,095	$572,149
Richard A. Meier	$86,250	$230,554	$264,095	$580,899
William D. Young	$77,500	$230,554	$264,095	$572,149

(1)	Director fees are generally paid quarterly in arrears within four weeks after the close of a quarter.
(2)	The amounts in this column reflect the aggregate grant date fair market value computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (FASB ASC) Topic 718. The grant date fair market value was $67.81 per share. For assumptions used in determining the grant date fair market value, see Note 17 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014.
(3)	The amounts in this column reflect the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. The grant date fair market value was $31.07 per share. For assumptions used in determining the grant date fair market value, see Note 17 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC on February 26, 2014.

Equity Compensation Plan Information

The following table provides certain information with respect to all of BioMarin’s equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	12,787,763	$33.52	22,112,551
Equity compensation plans not approved by stockholders(2)	369,520	$52.90	695,263

Total(3)	13,157,283	$34.06	22,807,814

(1)	Does not include any shares of common stock issuable under the 2006 ESPP. The Company issues shares under the 2006 ESPP once every six months based on employee elections in the preceding six months. Pursuant to the terms of the 2006 ESPP, the number of shares to be issued and the price per share is not determined until immediately before the date of issuance. Also, does not include 1,043,434 service-based RSUs with a grant date weighted average fair value of $50.87 and 760,000 performance and market-based RSUs with a weighted average grant date fair market value of $33.17 that were outstanding at December 31, 2013.
(2)	The BioMarin Pharmaceutical Inc. 2012 Inducement Plan (the Inducement Plan) was not approved by the Company’s stockholders in reliance on Nasdaq Marketplace Rule 5635(c)(4). The Inducement Plan does not include 90,401 service-based RSUs with a grant date weighted average fair value of $52.03 and 100,000 performance and market-based RSUs with a weighted average grant date fair market value of $46.01 that were outstanding at December 31, 2013. The Inducement Plan expired on May 31, 2013.
(3)	As of December 31, 2013, the weighted average remaining term of the 13,157,283 options outstanding was 6.7 years.

PROPOSAL NO. TWO: APPROVAL OF AMENDMENTS TO THE BIOMARIN PHARMACEUTICAL INC.

AMENDED AND RESTATED 2006 EMPLOYEE STOCK PURCHASE PLAN

Background and Purpose of Proposal

The BioMarin Pharmaceutical Inc. Amended and Restated 2006 Employee Stock Purchase Plan (the 2006 ESPP) was adopted by the Board in May 2006 and approved by our stockholders on June 21, 2006. Pursuant to Section 19(a) of the 2006 ESPP, the Board shall have the authority to amend the 2006 ESPP. In March 2014, the Board unanimously approved and adopted, subject to the approval of the Company’s stockholders at the Annual Meeting, amendments to the 2006 ESPP to (i) increase the number of shares of common stock authorized for issuance under the 2006 ESPP by 1,000,000 shares (representing less than 1% of our shares of common stock outstanding as of March 15, 2014), from 2,500,000 shares to 3,500,000 shares and (ii) extend the term of the 2006 ESPP an additional two years, from May 2, 2016 to May 2, 2018.

The 2006 ESPP is primarily designed to retain and motivate U.S. employees of the Company and its designated affiliates by encouraging them to acquire ownership in the Company on a tax-favored basis. In particular, the 2006 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the Code), and thereby to allow participating employees to defer recognition of taxes when purchasing common stock at a discount under such a purchase plan. The maximum number of shares currently available to participants in the 2006 ESPP for purchase in offering periods ending after April 30, 2006 is 2,500,000 shares. Such shares may be newly-issued or treasury shares, or instead purchased by a designated broker who will be purchasing shares for participants in the open market. To the extent the Company offers to sell shares at a price below fair market value, the Company will make cash payments to the broker to subsidize the discount.

As the Company has grown, so have the share requirements of the 2006 ESPP. Prior to the effectiveness of the proposed amendments, as of March 15, 2014, an aggregate of 395,092 shares of common stock remained available for future issuance under the 2006 ESPP. The Board adopted the amendments to the 2006 ESPP primarily in order to replenish the reserve of shares that are available to allow eligible employees and officers of the Company and its designated affiliates to purchase, through payroll deductions, shares of the Company’s common stock. We estimate that, with an increase of 1,000,000 shares, we will have a sufficient number of shares of common stock to cover purchases under the 2006 ESPP for approximately three years.

If stockholders do not approve the amendments to the 2006 ESPP, no shares will be added to the total number of shares reserved for issuance under the 2006 ESPP and the 2006 ESPP will terminate on May 2, 2016. The Board believes that the failure to ratify and approve the amendments to the 2006 ESPP will limit the Company’s ability to offer the benefits available under the 2006 ESPP to its employees, which would adversely affect the Company’s future hiring and operating plans.

If the Company’s stockholders approve the amendments to the 2006 ESPP at the Annual Meeting or any adjournment thereof, it will become effective on the day of the Annual Meeting and the Company intends to file a registration statement on Form S-8 under the Securities Act in order to register the sale of the shares of common stock that will be authorized under the amendments to the 2006 ESPP. Other than the increase in the aggregate number of shares of common stock authorized for issuance under the 2006 ESPP and the extension of the term of the 2006 ESPP, no amendments have been proposed to be made to the 2006 ESPP and all other terms of the 2006 ESPP will remain the same.

The Company’s Named Executive Officers have an interest in this proposal as they are eligible to purchase shares under the 2006 ESPP.

Why the Board of Directors Believes You Should Vote for the Amendments to the 2006 ESPP

•

Attracting and retaining talent. A talented, motivated and effective management team and workforce are essential to the Company’s continued progress. A competitive employee stock purchase plan has been an important element in recruiting, motivating and retaining our employees for many years because it is effective at getting managers and employees to think and act like owners. If the proposed amendments to the 2006 ESPP are approved, our ability to offer competitive compensation packages to attract new talent and to retain our best performers will continue through May 2018.

•

Avoiding disruption in compensation programs. The Board estimates that by adopting the proposed amendments to the 2006 ESPP we will have a sufficient number of shares of common stock to cover purchases under the 2006 ESPP for approximately three years. The Board believes that the Company’s employees are our most valuable assets and that the awards permitted under the 2006 ESPP are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we compete. The Board believes it is in the best interests of the Company and its stockholders to continue to provide the Company’s employees with the opportunity to acquire an ownership interest in BioMarin through their participation in the 2006 ESPP.

•

The Company has demonstrated commitment to sound equity compensation practices. We recognize that equity purchases by employees dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests.

•

The Company is continuing to rapidly grow in response to its pipeline products and previous acquisitions. We anticipate the need to hire new employees and also to incentivize existing employees and other plan participants to properly commercialize our pipeline products and enhance the commercialization of our existing products. We believe that our stockholders’ long-term interests are best served by a compensation package designed to achieve these goals.

Summary of Material Changes

Increase in the Number of Available Shares. The 2006 ESPP currently provides that no more than 2,500,000 shares of common stock may be purchased under the 2006 ESPP. 395,087 shares remain available for purchase under the 2006 ESPP as of March 15, 2014. The amendments to the 2006 ESPP will increase the maximum number of shares of common stock available for purchase under the 2006 ESPP by 1,000,000 shares, thereby increasing the maximum number of shares from 2,500,000 to 3,500,000.

Extension of the Term. The 2006 ESPP currently provides that it shall continue in effect for a term of ten years, or until May 2, 2016. The amendments to the 2006 ESPP will extend the term for two years, or until May 2, 2018.

Summary of the 2006 ESPP, as Amended

The following is a brief summary of the principal provisions of the 2006 ESPP, as amended, and its operation. A copy of the 2006 ESPP, as amended, is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2006 ESPP, as amended, does not purport to be complete and is qualified in its entirety by reference to Appendix A. The material features of the 2006 ESPP, as amended, are identical to the features of the 2006 ESPP, except that (i) the maximum number of shares of common stock that may be purchased during the term of the 2006 ESPP, as amended, is Three Million Five Hundred Thousand (3,500,000) shares and (ii) the 2006 ESPP, as amended, will continue in effect until May 2, 2018. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the 2006 ESPP, as amended.

Administration. The 2006 ESPP will be administered by the Board or a person or committee appointed from time to time by the Board (the Administrator). The Board or the Administrator, if one has been appointed, is vested with full authority to construe, interpret and apply the terms of the 2006 ESPP, to determine eligibility, to adjudicate all disputed claims under the 2006 ESPP, to adopt, amend and rescind any rules deemed appropriate for the administration of the 2006 ESPP, and to make all other determinations necessary or advisable for the administration of the 2006 ESPP. Determinations by the Board or the Administrator, as to the interpretation and operation of the 2006 ESPP, will be final and binding on all parties. The Company’s Compensation Committee currently administers the 2006 ESPP.

Offering Periods and Purchase Dates. The 2006 ESPP includes overlapping Offering Periods, which are twenty-four months each (the Offering Period or Offering), with a new Offering Period generally commencing on the first business day on or after May 1 or November 1 of each year (or on such other day as the Administrator shall determine), and ending on the last day of the calendar month that is approximately twenty-four (24) months following the first day of the Offering Period. The first Offering Period under the 2006 ESPP was the Offering Period that began on May 1, 2005. The 2006 ESPP’s first new six-month purchase period, which is the period beginning on the first business day after the last day of the prior purchase period (the Purchase Period), began on May 1, 2006. The Administrator or the Board may change the Purchase Period associated with future Offerings to up to 27 months, without stockholder approval, but with notice to participants of at least fifteen days prior to the first Purchase Period to be affected.

Eligibility. All employees of the Company and its designated affiliates (including designated related entities for sub-plans) are eligible to participate in the 2006 ESPP, except persons whose customary employment is less than 20 hours per week or five months or less per year, and persons who have been employed by the Company or one of its designated affiliates for less than six months as of the date 90 days before the first business day of the Purchase Period. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary will be ineligible to participate in the 2006 ESPP. In addition, if an option granted pursuant to the 2006 ESPP would permit a person’s rights to purchase shares of Common Stock to accrue at a rate that exceeds $25,000 of the fair market value (Fair Market Value) of such Common Stock for any calendar year, such person will not be eligible to participate in the 2006 ESPP. In addition, the Board or the Administrator, in its sole discretion, may permit Company employees who are 5% or more stockholders, and consultants to participate in certain sub-plans which are not designed to qualify as Code Section 423 plans. As of the Record Date, the Company and its designated affiliates had no directors or consultants who were eligible to participate in the 2006 ESPP and approximately 1,065 employees were eligible to participate in the 2006 ESPP.

Participation. Eligible employees may elect to participate in one or more of the Offering Periods, by electing to make payroll deductions during the Offering Period. The amount of the payroll deductions must not be less than one percent (1%) or more than ten percent (10%) of a participant’s compensation on each payday of the Offering Period, subject to both adjustment for capital changes and to the discretion of the Board or the Administrator to revise these limits for any Offering before it commences. All sums deducted from the regular compensation of participants will be credited to a share purchase account established for each participant on the Company’s books, but prior to use of these funds for the purchase of shares of Common Stock in accordance with the 2006 ESPP, the Company may use these funds for any valid corporate purpose. The Company will not be under any obligation to pay interest on funds credited to a participant’s stock purchase account in any event.

Price. The price per share of Common Stock sold under the 2006 ESPP during an Offering will be 85% of the Fair Market Value of a Share of the Company’s Common Stock on the Offering Date (the first day of each Offering Period) or the Purchase Date (the last day of a Purchase Period), whichever is lower; provided that the Administrator may establish an alternative purchase price so long as it does not result in a lower purchase price than is allowed under Code Section 423. Each participating employee will receive an option, effective on the first day of the Offering, to purchase shares of Common Stock on the last day of the Offering. The number of shares which a participant may purchase under the option during each Offering will be the quotient of the aggregate payroll deductions in the Offering authorized by the participant, and not withdrawn, divided by the applicable purchase price; provided, however, that the maximum number of shares a participant may purchase shall not exceed 5,000 shares per Purchase Period. The Administrator may increase or decrease the number of shares a participant may purchase each Purchase Period of a future Offering Period.

Purchase of Shares. A participant’s option to purchase Common Stock pursuant to the 2006 ESPP will be automatically exercised on the Purchase Date. Before that date, a participant may terminate his or her participation in the 2006 ESPP by providing written notice to the Company or its designated broker (Designated Broker) at least five days prior to the last day of the Offering. A participant who terminates his or her participation in the 2006 ESPP during an Offering will receive a refund of his or her 2006 ESPP contributions. If a participant fails to work at least twenty hours per week during an Offering, the participant shall be deemed to have terminated his or her participation in the 2006 ESPP. A participant who withdraws from an offering may enroll in a subsequent Purchase Period within the same calendar year, but only once within the same calendar year for the 2006 ESPP. Other than terminating his or her participation in the 2006 ESPP altogether, once an Offering begins, a participant may only increase or decrease how much he or she has elected to contribute to the 2006 ESPP during the Offering in accordance with the rules that the Administrator establishes before the Offering begins.

The Administrator shall determine for each Purchase Period whether and the extent to which the shares shall be newly issued or treasury shares, or purchased on the open market through a Designated Broker. To the extent that the purchase price for the shares is below Fair Market Value for any Purchase Period, the Company will pay the Designated Broker the amounts necessary to subsidize the purchase price for shares purchased on the open market.

Transferability. Options under the 2006 ESPP may not be assigned, transferred, pledged or otherwise disposed of except by will or in accordance with the laws of descent and distribution.

Employment Termination. If a participant’s employment terminates for any reason, his or her payroll deductions or contributions will be refunded, and the participant will have up to thirty days to transfer Common Stock from the 2006 ESPP to himself or herself, a designated beneficiary or a broker. If the participant’s shares of Common Stock are not so transferred, a share certificate will be issued and mailed to the participant.

Duration of 2006 ESPP. If approved at the Annual Meeting, the 2006 ESPP, as amended, will expire on May 2, 2018, unless the Board exercises its discretion to terminate it on an earlier date.

Amendment or Termination of the 2006 ESPP. The Board may at any time amend or terminate the 2006 ESPP, subject to stockholder approval to the extent the Board or the Administrator determines that such approval is appropriate, for example, to conform the 2006 ESPP with Section 423 of the Code (currently, for example, the approval of the stockholders of the Company is required to increase the number of shares of Common Stock authorized for purchase under the 2006 ESPP or to change the class of employees eligible to receive options under the 2006 ESPP, other than to designate additional affiliates as eligible subsidiaries for the 2006 ESPP).

Change in Company Capital Structure. If there is any change in the shares of the Company as a result of a merger, consolidation, reorganization, recapitalization, declaration of stock dividends, stock split, combination of shares, exchange of shares, change in corporate structure or similar event, appropriate adjustments will be made to the class and number of shares that the 2006 ESPP may issue the class and number of shares each participant may purchase, and the class and number of shares and the price per share under each outstanding purchase right.

U.S. Federal Income Tax Consequences. No taxable income will be recognized by a participant until the sale or other disposition of the shares of Common Stock acquired under the 2006 ESPP. At that time, a participant generally will recognize ordinary income and capital gains. When the shares are disposed of by a participant two years or more after the beginning of the Offering in which the shares were purchased, he or she will recognize ordinary income equal to the lesser of (a) the excess of the Fair Market Value of the shares on the purchase date over the purchase price (the Discount) or (b) the excess of the Fair Market Value of the shares at disposition over the purchase price. When shares are disposed of after less than two years (in what is known as a “disqualifying disposition”), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is a gift or is at a loss. In the event of a participant’s death while owning shares acquired under the 2006 ESPP, ordinary income must be recognized in the year of death as though the shares had been sold.

In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Additional gain, if any, will be short-term or long-term capital gain depending on whether the holding period is 12 months or less, or more than 12 months.

Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 20% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 39.6%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 20% for net capital gains and 39.6% for ordinary income.

The Company is entitled to tax deductions for shares issued under the 2006 ESPP only in the event of disqualifying dispositions. For disqualifying dispositions, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares. The 2006 ESPP will not meet the requirements in Section 162(m) of the Code, which means that there may be no Company deductions for disqualifying dispositions by the Company’s Chief Executive Officer and four most highly paid other executive officers.

The foregoing is only a summary of the effect of federal income taxation upon the participants and the Company with respect to participation in the 2006 ESPP and does not purport to be complete. Furthermore, the foregoing does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. Participants should consult their own tax advisors with respect to the tax consequences of participation in the 2006 ESPP for their particular situations.

Plan Benefits

Given that the number of shares that may be purchased under the 2006 ESPP is determined, in part, based on Fair Market Value of a Share on the Offering Date or the Purchase Date, whichever is lower, and given that participation in the 2006 ESPP is voluntary on the part of employees, the actual number of shares of common stock that will be purchased or received in the future by participants in the 2006 ESPP is not currently determinable.

For illustrative purposes, the following table sets forth (a) the number of shares of common stock that were purchased under the 2006 ESPP during 2013 by our named executive officers, our executive officers as a group, and by all employees, and (b) the weighted average per share purchase price paid for such shares by each such group.

Name and Principal Position	Fiscal Year Ended 12/31/13		Since Inception
	Weighted Average Purchase Price per Share ($)	Number of Shares Purchased	Aggregate Weighted Average Purchase Price per Share ($)	Number of Shares Purchased
Named Executive Officers:
Jean-Jacques Bienaimé, Chief Executive Officer	$23.21	916	$11.99	15,076
Daniel Spiegelman, Executive Vice President and Chief Financial Officer	$53.44	73	$53.44	73
Robert A. Baffi, Ph.D., Executive Vice President, Technical Operations	$25.56	897	$13.61	17,225
G. Eric Davis, Senior Vice President, General Counsel and Secretary	$25.56	906	$13.61	16,819
Henry J. Fuchs, M.D., Executive Vice President and Chief Medical Officer	$23.21	916	$15.91	6,834
All current executive officers as a group (7 persons)	$27.66	5,463	$14.15	86,181
All members of the Board who are not executive officers, as a group(1)	—	—	—	—
All employees, excluding executive officers, as a group	$28.41	248,247	$17.30	2,018,732

(1)	Non-employee members of the Board are not eligible to participate in the 2006 ESPP.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and Section 14A of the Exchange Act, the Company’s stockholders are now entitled to vote to approve, on an advisory basis (non-binding), the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC rules (commonly known as the “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers (NEOs) and the philosophy, policies and practices described in this Proxy Statement. At the May 2011 annual meeting, consistent with the Company’s recommendation, a majority of the shares voted recommended that the Company hold an annual advisory vote on the compensation of the NEOs. The Company has acted, and intends to continue to act, in accordance with the 2011 vote.

The compensation of the Company’s NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in these disclosures, the Company believes that its compensation philosophy is to provide competitive overall compensation that attracts and retains top performers. To achieve these goals, our compensation program is structured to:

•	provide total compensation and compensation elements that are competitive with those companies that are competing for available employees;

•

provide a mix of compensation that offers (i) a market competitive base compensation, with a potential to earn additional amounts based on achievement of defined corporate goals, which are generally expected to be achieved within 12 months, and (ii) the opportunity to share in the long-term growth of our company through equity compensation; and

•	reward exceptional performance by individual employees.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s NEOs as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders hereby approve on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion and any related material.”

The Compensation Discussion and Analysis section of this Proxy Statement contains more details on the Company’s executive compensation and we urge you to read it carefully before casting your vote on this proposal. Because the vote is advisory, it is not binding on the Company, the Board or the Compensation Committee of the Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to our management, the Board and the Compensation Committee and our management, the Board and Compensation Committee all intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements and the Company’s executive compensation principles, policies and procedures.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. FOUR: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR BIOMARIN

The Board has selected KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG has served as our independent registered public accounting firm since June 11, 2002. Representatives of KPMG plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain KPMG. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

Independent Registered Public Accounting Firm

The following is a summary of the fees and services provided by KPMG to the Company for fiscal years 2013 and 2012.

Description of Services Provided by KPMG LLP	Year Ended December 31, 2013		Year Ended December 31, 2012
Audit Fees:	$1,300,641	(1)	$1,179,920	(1)
Audit Related Fees: These services relate to assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees above.	none		none

Tax Fees: These services relate to the preparation of federal, state and foreign tax returns and other filings, as well as to the area of tax strategy and minimizing Federal, state, local and foreign taxes.

	none		none
All Other Fees:	$1,877	(2)	$1,902	(2)

(1)	Includes fees related to comfort letters, consents and SEC comment letters.
(2)	Reflects fees paid to KPMG for non-audit services provided in relation to the conversion of our United Kingdom statutory filings to eXtensible Business Reporting Language or xbrl as required by the HM Revenue and Customs.

The Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. The Audit Committee must pre-approve any audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee will not approve the engagement of the independent registered public accounting firm to perform any services that the independent registered public accounting firm would be prohibited from providing under applicable securities laws, NASDAQ requirements or Public Company Accounting Oversight Board rules. In assessing whether to approve the use of our independent registered public accounting firm to provide permitted non-audit services, the Audit Committee strives to minimize relationships that could appear to impair the objectivity of our independent registered public accounting firm. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only when it will be more effective or economical to have such services provided by our independent registered public accounting firm than by another firm.

The Audit Committee annually reviews and pre-approves the statutory audit fees that can be provided by the independent registered public accounting firm. Any proposed services exceeding pre-set levels or amounts will require separate pre-approval by the Audit Committee, although our Chief Financial Officer and Chief Accounting Officer can approve up to an additional $100,000 in the aggregate per calendar year for categories of services that the Audit Committee has pre-approved. In addition, any pre-approved services for which no pre-approved cost level has been set or which would exceed the pre-approved cost by an amount that would cause the aggregate $100,000 amount to be exceeded must be separately pre-approved by the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee within the guidelines discussed above. The Chair of the Audit Committee is required to inform the Audit Committee of each pre-approval decision at the next regularly scheduled Audit Committee meeting.

All the services provided by KMPG during 2013 were pre-approved in accordance with this policy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.

OTHER INFORMATION RELATED TO BIOMARIN, THE DIRECTORS AND EXECUTIVE OFFICERS

Principal Stockholders

The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock as of March 15, 2014.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Capital Research Global Investors(2)	17,420,984	12.0%
Prudential Financial, Inc.(3)	9,407,529	6.5%
BlackRock, Inc.(4)	8,488,405	5.8%
FMR LLC(5)	7,998,671	5.5%
The Vanguard Group(6)	7,614,627	5.2%
PRIMECAP Management Company(7)	7,560,129	5.2%

(1)	Based on 145,711,579 shares of common stock outstanding on March 15, 2014.

(2)	Information is based upon statements filed on Schedule 13G/A with the SEC on February 13, 2014. Capital Research Global Investors, a division of Capital Research and Management Company (CRMC), has sole voting power and sole dispositive power with respect to 17,420,984 shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended (the Investment Company Act). The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(3)	Information based upon statements filed on Schedule 13G with the SEC on February 5, 2014. Prudential Financial, Inc. (Prudential), in its capacity as a parent holding company and indirect parent for various subsidiaries, may be deemed to beneficially own the indicated shares and has sole voting power and sole dispositive power over 273,583 shares, shared voting power over 7,316,725 shares and shared dispositive power over 9,133,946 shares. Jennison Associates LLC (Jennison), an investment adviser, filed a separate Schedule 13G with the SEC on February 6, 2014 reporting beneficial ownership of 9,396,076 shares. However, these shares have not been listed separately because they are included in the shares reported by Prudential, which indirectly owns 100% of the equity interest in Jennison. Jennison furnishes investment advice to several investment companies, insurance separate accounts and institutional clients (the Managed Portfolios). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares held by the Managed Portfolios. Jennison has sole voting power over 7,578,855 shares and shared dispositive power over 9,396,076 shares. The address for Prudential is 751 Broad Street, Newark, NJ 07102 and the address for Jennison is 466 Lexington Avenue, New York, NY 10017.

Quantitative Management Associates LLC, a subsidiary of Prudential and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended (the Advisers Act), is the beneficial owner of 11,453 shares.

(4)	Information is based upon statements filed on Schedule 13G with the SEC on February 11, 2014. BlackRock, Inc. (Blackrock), in its capacity as a parent holding company or control person for various subsidiaries (none of which individually owns more than 5% of our outstanding common stock), may be deemed to beneficially own the indicated shares and has sole dispositive power over 8,488,405 shares and sole voting power over 7,747,592 shares. The address for BlackRock is 40 East 52nd St., New York, NY 10022.

(5)	Information is based upon statements filed on Schedule 13G/A with the SEC on February 14, 2014. FMR LLC, in its capacity as a parent holding company or control person for various subsidiaries (none of which individually owns more than 5% of our outstanding common stock), may be deemed to beneficially own the indicated shares and has sole power to dispose of 7,998,671 shares and sole voting power over 1,133,964 shares.

Fidelity Management & Research Company (Fidelity), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Advisers Act, is the beneficial owner of 4,359,405 shares as a result of acting as investment adviser to various investment companies (collectively, the Fidelity Funds) registered under Section 8 of the Investment Company Act. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity and the Fidelity Funds, each has sole power to dispose of the 4,359,405 shares owned by the Fidelity Funds. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Fidelity Funds’ Boards of Trustees.

Fidelity SelectCo, LLC (SelectCo), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Advisers Act, is the beneficial owner of 2,243,082 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act (the SelectCo Funds). Edward C. Johnson 3d and FMR LLC, through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 2,243,082 shares owned by the SelectCo Funds.

Strategic Advisers, Inc. (Strategic), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Advisers Act, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 61 shares beneficially owned through Strategic.

Pyramis Global Advisors, LLC (Pyramis), an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Advisers Act, is the beneficial owner of 252,364 shares as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis, each has sole dispositive power over 252,364 shares and sole power to vote or to direct the voting of 176,634 shares owned by the institutional accounts or funds advised by Pyramis.

Pyramis Global Advisors Trust Company (Pyramis Trust), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 887,191 shares as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Trust, each has sole dispositive power over 887,191 shares and sole power to vote or to direct the voting of 705,101 shares owned by the institutional accounts managed by Pyramis Trust.

FIL Limited (FIL), and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors (the International Funds). FIL, which is a qualified institution under Rule 13d-1 of the Exchange Act, is the beneficial owner of 256,568 shares. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals. FIL has sole dispositive power over 256,568 shares owned by the International Funds. FIL has sole power to vote or direct the voting of 252,168 shares and no power to vote or direct the voting of 4,400 shares held by the International Funds as reported above.

The address for FMR LLC, Fidelity and Strategic is 245 Summer Street, Boston, MA 02210. The address for SelectCo is 1225 17th Street, Suite 1100, Denver, CO 80202. The address for Pyramis and Pyramis Trust is 900 Salem Street, Smithfield, RI, 02917. The address for FIL is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(6)	Information is based upon statements filed on Schedule 13G with the SEC on February 11, 2014. The Vanguard Group, Inc. (Vanguard), an investment adviser, has sole dispositive power over 7,502,783 shares, shared dispositive power over 111,844 shares and sole voting power over 131,344 shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 80,444 shares as a result of VFTC serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of Vanguard, is the beneficial owner of 82,300 shares as a result of VIA serving as investment manager of Australian investment offerings.

(7)	Information is based upon statements filed on Schedule 13G/A with the SEC on February 14, 2014. PRIMECAP Management Company, an investment adviser, has sole dispositive power over 7,560,129 shares and has sole voting power over 2,386,420 shares. The address for PRIMECAP Management Company is 225 South Lake Avenue, #400, Pasadena, CA 91101.

Management Stockholders

The following table sets forth certain information as of March 15, 2014, as reported to us, with respect to the beneficial ownership of common stock as to: (i) each of our directors; (ii) each of our Named Executive Officers, as defined below; and (iii) all of our directors and current executive officers as a group.

Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The information with respect to each person specified was supplied or confirmed by such person or based upon statements filed with the SEC. Except as otherwise indicated, the mailing address for each stockholder in the table below is c/o BioMarin Pharmaceutical Inc., 105 Digital Drive, Novato, CA 94949.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Number of Shares Subject To Options and Restricted Stock Units(1)		Percentage of Common Stock(2)
Jean-Jacques Bienaimé	1,996,636	1,932,295	(3)	1.4%
Daniel Spiegelman	23,613	23,540		*
Kenneth M. Bate	61,400	56,125		*
Michael Grey	57,025	37,375		*
Elaine J. Heron, Ph.D.	58,900	44,875		*
Pierre Lapalme	126,025	107,375		*
V. Bryan Lawlis, Ph.D.	106,475	98,475		*
Alan J. Lewis, Ph.D.	40,775	29,875		*
Richard A. Meier	102,025	82,375		*
Dennis J. Slamon, M.D., Ph.D.	700	—		*
William D. Young	61,400	56,125		*
Robert A. Baffi, Ph.D.	284,038	241,641		*
G. Eric Davis	183,506	157,850		*
Henry J. Fuchs, M.D.	197,604	197,604		*
All current executive officers and directors as a group (16 persons)	3,395,313	3,160,066		2.3%

*	Represents less than 1% of BioMarin’s outstanding common stock.
(1)

The “Number of Shares Subject to Options and Restricted Stock Units” enumerates for each director and Named Executive Officer and for all executive officers and directors in the aggregate, the (i) shares of common stock subject to options exercisable and (ii) restricted stock units that will vest within 60 days following March 15, 2014. These shares are included in the amounts shown in the “Number of Shares Beneficially Owned” column.
(2)	The “Percentage of Common Stock” column is based on 145,711,579 shares of common stock outstanding on March 15, 2014. Shares of common stock subject to options that are exercisable within 60 days following March 15, 2014 and restricted stock units that will vest within 60 days following March 15, 2014 are deemed outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of the person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Includes 60,000 options held in trusts for Mr. Bienaimé’s children.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in the ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Section 16(a) filings they make.

To the best of our knowledge and based solely on a review of the copies of such reports furnished to us or written representation that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with; except for the following:

•	one report, covering an aggregate of two transactions effected on May 15, 2013 relating to grants of RSU and stock options, was filed late by Mr. Bate; and

•	one report, covering transactions effected on January 22, 2013 pursuant to a 10b5-1 plan, was filed late by Mr. Meier.

Executive Officers

The following table sets forth certain information concerning our executive officers as of March 15, 2014.

Name	Age	Position with BioMarin
Jean-Jacques Bienaimé	60	Chief Executive Officer
Jeff Ajer	51	Executive Vice President, Chief Commercial Officer
Robert A. Baffi, Ph.D.	59	Executive Vice President, Technical Operations
G. Eric Davis	43	Senior Vice President, General Counsel and Secretary
Henry J. Fuchs, M.D.	56	Executive Vice President and Chief Medical Officer
Brian R. Mueller.	40	Group Vice President, Corporate Controller and Chief Accounting Officer
Daniel Spiegelman	55	Executive Vice President and Chief Financial Officer

There are no family relationships between any of our directors and any of our executive officers.

Jeff Ajer joined BioMarin in 2005, and currently serves as our Executive Vice President, Chief Commercial Officer. From October 2012 to January 2014, Mr. Ajer served as our Senior Vice President, Chief Commercial Officer. From April 2009 to October 2012, Mr. Ajer served as our Vice President, Commercial Operations, the Americas. From 2005 to 2009, Mr. Ajer served as our Vice President, Sales and Marketing Operations. Immediately prior to joining BioMarin, Mr. Ajer served as Vice President, Global Transplant Operations at Genzyme Corporation from December 2004 to September 2005. Mr. Ajer’s experience prior to Genzyme includes roles in sales, marketing and operations at SangStat Medical Corporation and ICN Pharmaceuticals. Mr. Ajer received both a B.S. in chemistry and an M.B.A. from the University of California, Irvine.

Robert A. Baffi, Ph.D., joined BioMarin in May 2000 and currently serves as our Executive Vice President of Technical Operations, responsible for overseeing manufacturing, process development, quality and analytical chemistry departments. From 2000 to December 2009, Dr. Baffi served as our Senior Vice President of Technical Operations. From 1986 to 2000, Dr. Baffi served in a number of positions with increasing responsibility at Genentech, Inc., primarily in the functional area of quality control. Prior to joining Genentech, Dr. Baffi worked for Cooper BioMedical as a research scientist and at Becton Dickson Research Center as a post-doctoral fellow. Dr. Baffi has contributed to more than 20 regulatory submissions for product approval in the United States and Europe and to more than 50 regulatory submissions for investigational new drug testing. Dr. Baffi received a Ph.D., M. Phil and a B.S. in biochemistry from the City University of New York and an M.B.A. from Regis University.

G. Eric Davis joined BioMarin in March 2004, and currently serves as our Senior Vice President, General Counsel and Secretary. From 2004 to December 2005, Mr. Davis served as our Vice President, General Counsel and Secretary. From 2000 to 2004, Mr. Davis worked in the San Francisco office of Paul Hastings LLP (formerly Paul, Hastings, Janofsky & Walker LLP), where he served on the firm’s national securities practice committee. Mr. Davis has represented public and private companies and venture capital and investment banking firms in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and intellectual property-related business transactions. His experience involves a variety of industries, including biotechnology and life sciences. Mr. Davis received a B.A. in political economy from the University of California, Berkeley, and a J.D. from the University of San Francisco School of Law.

Henry J. Fuchs, M.D., joined BioMarin in March 2009, and currently serves as our Executive Vice President and Chief Medical Officer. From March 2009 to December 2009, Dr. Fuchs served as our Senior Vice President and Chief Medical Officer. From September 2005 until December 2008, Dr. Fuchs served as Executive Vice President and Chief Medical Officer for Onyx Pharmaceuticals, a biopharmaceutical company. Dr. Fuchs was Chief Executive Officer of IntraBiotics, a biotechnology company. He originally joined IntraBiotics in 1996 as Vice President of Clinical Affairs before assuming the role of President and Chief Operating Officer in 2001. From 1987 to 1996, Dr. Fuchs was employed by Genentech, Inc., where he held a number of positions with increasing responsibility. While there he led the clinical team that played an integral role in the approval of Herceptin, a breast cancer treatment, as well as Pulmozyme, a therapeutic for cystic fibrosis. Dr. Fuchs earned an M.D. from George Washington University and a B.A. in biochemical sciences from Harvard College. Dr. Fuchs serves on the boards of Mirati Therapuetics, a biopharmaceutical company, and Genomic Health Inc., a diagnostics company, the shares of which are both traded on the NASDAQ Global Select Market.

Brian R. Mueller joined BioMarin in December 2002 and currently serves as our Group Vice President, Corporate Controller. Mr. Mueller has also served as our Chief Accounting Officer since March 2011. From March 2009 to March 2014, Mr. Mueller served as our Vice President, Corporate Controller and from July 2007 to March 2009, Mr. Mueller served as our Senior Director, Corporate Controller. Prior to joining BioMarin in 2002, Mr. Mueller worked for KPMG as a senior manager in the firm’s audit practice. Mr. Mueller joined KPMG after Arthur Andersen LLP ceased operations in June 2002, prior to which he spent seven years with Arthur Andersen LLP in the firm’s audit and business advisory services practice. Mr. Mueller received a B.S. in Accountancy from Northern Illinois University in DeKalb, Illinois, and is a member of the American Institute of Certified Public Accountants.

Daniel Spiegelman joined BioMarin in May 2012 and currently serves as our Executive Vice President and Chief Financial Officer. From May 2009 until May 2012, Mr. Spiegelman served as a strategic and financial consultant to a portfolio of public and private life science companies. He is currently a member of the board of directors at Anthera, Inc. and Oncothyreon Inc. From 1998 to 2009, he served as Senior Vice President and Chief Financial Officer of CV Therapeutics where he was responsible for finance, accounting, investor relations, business development, and information systems. From 1991 to 1998, Mr. Spiegelman served in various roles at Genentech, Inc., most recently as Treasurer. He received a B.A. from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the individuals who served as our principal executive officer, principal financial officer and three other most highly-compensated executive officers as of December 31, 2013, or the Named Executive Officers (whom we refer to in this discussion as our NEOs):

•	Jean-Jacques Bienaimé, Chief Executive Officer;

•	Daniel Spiegelman, Executive Vice President and Chief Financial Officer;

•	Robert Baffi, Executive Vice President, Technical Operations;

•	G. Eric Davis, Senior Vice President, General Counsel and Secretary; and

•	Henry Fuchs, Executive Vice President and Chief Medical Officer.

Executive Summary

The Compensation Committee believes that our executive compensation program is appropriately designed and reasonable based on the primary goal of providing appropriate incentives to attract and retain the executive talent necessary to advance our business and increase shareholder value. The Compensation Committee also believes that our executive compensation program is responsible in that it both encourages executive officers to work for meaningful stockholder return and reflects a pay-for-performance philosophy, without encouraging our executive officers to assume excessive risks.

For BioMarin, 2012 was an exceptional year and resulted in adjustments to our NEOs base salaries and equity grants in 2013. The highlights of our performance during 2012 included:

•	Total net product revenue of nearly $500 million, an increase of approximately 13.4% percent from 2011; and

•	Completed a successful Phase 3 clinical trial for VIMIZIM for the treatment of Morquio A syndrome, which was approved by the U.S. Food and Drug Administration (the FDA) on February 14, 2014.

Based on the Company’s 2012 performance, the Board and the Compensation Committee approved the following increases to the base salaries of, and equity grants to, Mr. Bienaimé and our other NEOs.

	Salary Adjustments Effective March 2013		Equity Grant May 2013(1)
Name	2013 Salary($)	Increase from 2012	Options(#)	RSUs (#)
Jean-Jacques Bienaimé, Chief Executive Officer	868,358	6%	220,500	37,800
All Other NEOs	—	5-6%	49,000 – 91,000	8,400 – 15,600

(1)	Stock option grants and RSUs vest over a four-year period.

Compensation Objectives and Philosophy

We believe that being able to attract and retain superior employees at all levels of the organization is a key to the success of our business and creating long-term stockholder value, and it therefore is a primary goal of our compensation program. We provide our NEOs with competitive annual cash compensation in the form of salary and bonus, but believe that a majority of our NEO compensation should be earned through long-term, equity-based incentives. We believe that our focus on long-term equity-based incentives is appropriate because of the lengthy time period required to develop pharmaceutical products, as well as the time required for pharmaceutical products to obtain regulatory approval on a worldwide basis and to reach peak sales.

To achieve these goals, our compensation program is structured to:

•	provide total compensation and compensation elements that are competitive with those companies that are competing for available employees;

•	reward exceptional performance by individual employees; and

•

provide a mix of compensation that offers (i) a meaningful base compensation, with a potential to earn a cash bonus based on achievement of defined corporate goals, which are generally expected to be achieved within 12 months, and (ii) the opportunity to share in the long-term growth of our company through equity compensation.

In designing and implementing our compensation program, the Compensation Committee reviews the compensation practices of a group of peer companies determined by the Compensation Committee annually and seeks the recommendations of an independent compensation consultant.

The market for talented individuals in the biotechnology industry is very competitive nationally and particularly in the San Francisco Bay Area. While we consider peer groups, as discussed below, no single factor is determinative in setting compensation structure or allocating among elements of compensation. To ensure that we are appropriately compensating our employees and that we have appropriate human resources to execute on our business plans, our Compensation Committee and our Board consider a wide variety of information and use their judgment in making compensation decisions. During 2013, the Compensation Committee used the following overall guidelines for the compensation elements:

•	Base salary targeted at the 50th percentile of the peer group;

•	Total cash (base plus bonus) targeted at the 50th to 75th percentile of the peer group;

•	Long-term incentive compensation, principally equity compensation targeted at the 75th percentile of the peer group; and

•	Total compensation targeted at the 75th percentile of the peer group.

The goals represent the target expectations for the employee population as a whole and the NEOs as a group. Individuals may be paid above or below these levels based on their experience, performance, position requirements and/or expected future contribution to the business.

Recent Say-on-Pay and Stockholder Feedback

At our annual meeting of stockholders on May 15, 2013, we held a stockholder advisory vote on the compensation of our NEOs, commonly referred to as a say-on-pay vote. Our stockholders approved the compensation of our NEOs, with over 86% of stockholder votes cast in favor of our say-on-pay resolution. As a result of this strong support from our stockholders, the Compensation Committee generally continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation. However, based on feedback from some of our stockholders, starting in early 2014, concurrent with the engagement of our new compensation consultant, the Compensation Committee initiated a review of the practice of targeting compensation to a specific percentile of our peer group. Although this review is not complete, the Compensation Committee’s initial assessment is that the compensation program will be better able to achieve its primary goal, effectively attracting and retaining superior employees, by focusing on evaluating the totality of all available information. Using this approach, the Compensation Committee and the Board believes that it can more efficiently set NEO compensation to appropriately compensate each individual based on his skill and performance and the performance of the Company as a whole.

Compensation Governance Practices

The following compensation governance practices support and regulate our compensation program:

•	The Compensation Committee is composed solely of Independent Directors;

•	The Compensation Committee has engaged an independent compensation consultant that reports directly to the Compensation Committee, which has the sole authority to direct the work of the consultant;

•	The Compensation Committee regularly meets in executive sessions without management present;

•	Our Board elected to hold an annual advisory say-on-pay vote, and the Compensation Committee considers the outcome of the advisory vote in making compensation decisions;

•	In 2010, we adopted stock ownership guidelines for our executives in order to preserve the linkage between the interests of executives and those of stockholders;

•

Our trading policy prohibits executives from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions in our stock or engaging in excessive margin activities; and

•

Our executive compensation policies are structured to discourage inappropriate risk-taking by our executives. The Compensation Risks located after this Compensation Discussion and Analysis describes the Compensation Committee’s assessment that the risks arising from our company-wide compensation programs are reasonable, in the best interest of our stockholders, and not likely to have a material adverse effect on BioMarin.

Our Compensation Committee

The duties of the Compensation Committee include:

•	recommending to the full Board the compensation of the Chief Executive Officer and Independent Directors;

•	setting the compensation, both the specific elements (i.e., salary, bonus and equity awards) and the specific amount, of the compensation of other executive officers;

•	approving the peer group for executive and director compensation benchmarking;

•	approving the goals and performance requirements, thresholds and maximum funding for our annual bonus program;

•	administering our Amended and Restated 2006 Share Incentive Plan, our 2012 Inducement Plan and our other equity compensation plans;

•	administering our Deferred Compensation Plan;

•	setting the compensation policy for the other employees; and

•	consulting with outside experts in the review and analysis of executive and director compensation.

These responsibilities are detailed in the charter of the Compensation Committee. The full text of the Compensation Committee Charter, as amended in March 2014, can be found in the Corporate Governance section of the Investors section of our website at www.bmrn.com. The composition of the Compensation Committee is determined by our Board, after a recommendation by the CGN Committee.

Throughout 2013 and continuing until the first quarter of 2014, the Compensation Committee engaged Radford, an Aon Hewitt Company (Radford), as an independent advisor to the Compensation Committee. Radford conducted analysis and provided advice on, among other things, the appropriate peer group, executive compensation for the CEO and other executive officers, equity compensation, and compensation trends in the biotechnology industry. In the first quarter of 2014, the Compensation Committee engaged Towers Watson. Each of the compensation consultants reports directly to the Compensation Committee, which retains sole authority to direct the work and employ the consultant.

Compensation Adjustments and Peer Group Process

The implementation of our compensation philosophy is carried out under the supervision of the Compensation Committee. The compensation for our Chief Executive Officer, Mr. Bienaimé (whom we may also refer to in this discussion as the CEO), is approved by our Board, after the Compensation Committee provides its analysis and recommendation. The Compensation Committee has direct responsibility for establishing the compensation for the direct reports to the CEO, including all of our executive officers. To assist the Compensation Committee, the CEO and the Senior Vice President, Human Resources make recommendations to the Compensation Committee as to specific elements (i.e., salary, bonus and equity awards) of compensation. Management, under the guidelines and policies established by the Compensation Committee, makes decisions on all aspects of compensation for non-executive officer employees.

Mr. Bienaimé, our CEO, Mr. Davis, our Senior Vice President, General Counsel and Secretary, and Mr. Ranieri, our Senior Vice President, Human Resources and Corporate Affairs, in addition to the Compensation Committee’s independent advisor, regularly attend portions of the Compensation Committee meetings for the purpose of providing analysis, information and management’s recommendations on various human resources and compensation matters. The members of management generally do not participate in the executive sessions of the Compensation Committee unless invited by the Compensation Committee to provide specific information during closed session. No individual member of management is present for votes related to such individual’s compensation.

We generally review our compensation practices on an annual basis over the course of several meetings of the Compensation Committee and the Board. The first step in the process is that the Compensation Committee, with the support of its independent compensation consultant and management, reviews trends in biotechnology compensation practices and reviews and approves the list of peer companies used in the later stages of the process. As part of its analysis, for 2013, Radford collected and analyzed compensation information from a comparative group of biotechnology companies, or peer group, approved by the Compensation Committee. The Compensation Committee evaluates the criteria used in establishing the peer group at least annually to ensure that it appropriately represents the companies competing with us to attract and retain talent. The Compensation Committee seeks input from management in addition to the Compensation Committee’s independent advisor to ensure the peer group is consistent with our current business model. In order to ensure independence and candid communication, the Compensation Committee regularly meets with its independent advisors in executive sessions without management present.

The list of companies in the peer group is approved based on various factors including size, market capitalization, stage of development, product revenue and product focus. Our criteria used to select the peer group we used in 2013 included:

•	commercial biotech/specialty pharmaceutical companies with revenue of $100 million to $2.0 billion;

•	market capitalization generally of $2.0 billion to $20.0 billion;

•	located predominantly in major biotechnology centers in the United States; and

•	companies with fully- integrated organizations, including regulatory, manufacturing and worldwide commercial operations.

The Compensation Committee sets the ranges for the inclusion criteria to ensure that it will capture a broad set of companies. The Compensation Committee believes that this provides the best long-term trend data and minimizes year-to-year changes caused by excessive numbers of companies being added or removed due to acquisitions or product successes or failures or other major corporate events at member companies. The following table presents the peer group used in 2013 (the 2013 Peer Group).

Alexion Pharmaceuticals, Inc.	Medivation, Inc.	Seattle Genetics, Inc.

Alkermes, Inc.	Onyx Pharmaceuticals, Inc.	United Therapeutics Corporation

Cubist Pharmaceuticals Inc.	Pharmacyclics, Inc.	Valeant Pharmaceuticals International, Inc.

Endo Health Solutions Inc.	Questcor Pharmaceuticals, Inc.	Vertex Pharmaceuticals, Inc.

Incyte Corporation	Regeneron Pharmaceuticals, Inc.	ViroPharma Incorporated

Jazz Pharmaceuticals plc	Salix Pharmaceuticals

In addition to the analysis of the compensation data from the peer group, the Compensation Committee also reviews the compensation packages of Celgene Corporation, Cephalon and Shire PLC, as we regularly compete with these companies, particularly for senior positions.

After the list of peer companies is approved, management presents the Compensation Committee with recommendations regarding proposed adjustments to compensation elements and a variety of supporting data, including comparative compensation information from the approved peer group. This is presented individually for executive officers, including the NEOs, and based on classes of position for all other employees. Management and the compensation consultant each include significant supporting data with the presentation. These recommendations are discussed with and without management present and are discussed with the independent compensation consultant. The Compensation Committee then determines what, if any, adjustments to the compensation elements are appropriate for employees other than the CEO.

The Compensation Committee also reviews the market information provided by the independent compensation consultant, considers the CEO’s performance and experience and makes recommendations for adjustments to the CEO’s compensation. These discussions are conducted in executive sessions without involvement by management. The Compensation Committee then presents the recommendations for the CEO to the Board for consideration and approval. The Board must approve each of the CEO’s individual compensation elements.

Elements of Compensation Package

Our executive compensation program consists of the following three principal components:

•

Base Salary. Our Compensation Committee reviews and determines base salary rates for our executive officers each year, which are then generally effective beginning in March. Base salary rates are determined, in consultation with the Compensation Committee’s independent compensation consultant, based on each executive officer’s responsibilities, individual performance, achievement of corporate goals and a review of competitive salary and total cash compensation data.

•

Annual Cash Bonus. The bonus program provides an annual cash bonus, which is based on achievement of corporate goals and modified based upon individual performance assessment. The details of this program are discussed below.

•

Equity Grants. Our executive officers are eligible to receive equity grants, which serve as long-term incentives to ensure that a portion of their total compensation is linked to our long-term success, thereby aligning their incentive compensation with the interests of our stockholders.

The Compensation Committee does not have any formal policies for allocating compensation among salary, annual cash bonus and equity grants but believes that a majority of our NEO compensation should be earned through long-term, equity-based incentives. The Compensation Committee uses its judgment to establish for each NEO a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives as described above. Generally, the percentage of compensation at risk, either in the form of cash bonus or equity compensation, is higher for more senior employees than for those with more limited responsibility. Our executive officers have the highest percentage of their total compensation at risk and the highest percentage of total compensation allocated to equity compensation. We believe that this is appropriate as the more senior employees have more influence on whether or not we achieve our strategic imperatives and long-term goals.

Base Salary

In reviewing our 2012 performance and its impact on salary increases in 2013, the Compensation Committee considered our financial performance and efforts in advancing our development programs, particularly the successful VIIMIZIM Phase 3 clinical trial. Prior to setting Mr. Bienaimé’s salary increase, which was approved in December 2013 and became effective in March 2014, the Compensation Committee engaged Radford to perform an independent review of Mr. Bienaimé’s compensation. In addition to the review, the Compensation Committee and the Board considered the success of the VIMIZIM Phase 3 trial, as well as our achievements in advancing PEG PAL, BMN 673, BMN 701, BMN 111 and BMN 190 and our continued revenue growth, and determined that an increase in base salary of 5.3% was appropriate to ensure that Mr. Bienaimé’s salary remains competitive against the peer group.

In addition, each NEO is also individually evaluated. Because of our budget constraints as we continue to aggressively invest our cash flow from operations into our development programs, and considering the competitive market, the Compensation Committee approved the following increases to the base salaries of our other NEOs, each of which became effective in March 2014:

NEO	Base Salary Increase
Mr. Spiegelman	5%
Dr. Baffi	9%
Mr. Davis	5%
Dr. Fuchs	7%

Cash Bonus

We maintain a company-wide annual cash bonus program. The bonus program is generally based on corporate performance, with adjustments made within a range for individual performance. The corporate performance determines the size of the entire bonus pool and the individual performance determines the actual payout to each employee. Historically, the Compensation Committee has determined that the senior executives’ performance as a team effort, rather than individually, is the most important factor in achieving long-term corporate success, and accordingly has not differentiated the cash bonus based on individual performance for this group. The bonus is paid in the first quarter of each year, based on the employee’s performance in the prior year.

The bonus program, including corporate goals and target payouts by level, is generally reviewed and approved by the full Board in December at the time the Board considers the budget for the following year. The goals are prepared in an interactive process in which the Compensation Committee works with the CEO and other members of management to develop corporate performance goals that are set at levels that the Compensation Committee believes management can reasonably achieve if we, as a whole, execute on our business plan. The corporate goals are designed to reward specific activities that the Board and Compensation Committee believe will enhance long-term stockholder value by providing a foundation that will enable us to realize our long-term strategic plan. In setting these goals, the Compensation Committee seeks to provide appropriate annual incentives to operational goals that directly support our longer-term goals of commercialization of new products and our long-term profitability. We feel that this type of structure motivates executives to challenge their teams to not only meet but exceed goals that ultimately add value to our stockholders. However, because many of the goals, particularly the development goals, are tied to activities intended to enhance long-term value, the achievement of any particular goal may not have a meaningful impact on our valuation during the bonus year.

The bonus pool is determined by two main categories of performance, performance against financial goals and performance of our development programs. We determine the allocation of the target bonus between financial goals and development goals recognizing that current and future stockholder value is dependent on the success of each element of our business, but that over the one year performance period of the bonus program, one aspect may be more important than the other. For 2013, in recognition of the importance of our clinical programs and particularly the VIMIZIM trial, we divided the bonus 40% to financial goals and 60% to development goals.

With respect to the financial goals, if the goal (i.e., net sales goal) is achieved, the payout is based on a sliding scale. For example, if we achieve 75% of a financial goal, 75% of the amount attributable to that goal will be funded. The amount funded increases proportionally up to a maximum of 200% of the amount associated with the goal, upon reaching 200% of target. The Board has also set a minimum achievement of 75% of the financial goal or else no bonus amount will be paid for the financial performance goal.

With respect to development goals (i.e., goals related to clinical and preclinical programs), the Board determines broad program expectations for our primary programs in December of the prior year and indicative bonus weighting for each program. The broad goals may include, by way of example, timing of initiation or completion of clinical trials, achieving specific enrollment goals, completing filings or other milestones with the FDA or similar regulatory agencies, achieving manufacturing targets, completing research programs, and similar events. We have not disclosed the specific program expectations as they are based on various strategic elements, each of which is confidential and the Compensation Committee has determined that disclosure of the goals could result in competitive harm to us. At the time the development goals are set, the Compensation Committee establishes the target levels for each of the goals to be reasonable “stretch” goals, with a maximum payout only in the event of superior performance. To provide context for the expected degree of difficulty in achieving these undisclosed development goals, we note that for 2011 and 2012, the undisclosed development goals were achieved at 99% and 131% of target levels, respectively.

In December or January, the Compensation Committee reviews our development programs and determines a bonus payout attributable to that aspect of our business. In making the determination, the Compensation Committee assesses each program individually and the total impact on the Company. Among the factors that the Compensation Committee considers are:

•	the effectiveness of our efforts in advancing the development of a program and our portfolio as a whole;

•	our effectiveness in adapting to new data generated or other changes to the assumptions implementing the original development plan; and

•	and the overall value created by the development efforts.

Based on this assessment, the Compensation Committee determines a percentage payout attributable to our development efforts. The performance rating can be up to 150% of target. However, similar to the financial goals, if the Compensation Committee determines that the development performance does not meet a minimum level of 75% in the aggregate, no bonus associated with the development programs will be paid. Notwithstanding the calculated bonus amount, the Compensation Committee has the discretionary authority to modify payouts for any particular goal or bonus pool in total in any manner that it deems appropriate based on factors such as the actual impact of development efforts in enhancing long-term stockholder value. We believe that this process provides the greatest incentive to management and all employees to maximize the value of our development efforts and adapt to changing circumstance dictated by data generated, corporate development activities or other events. In the past, we have used firm goals established at the beginning of a year, but the Compensation Committee believes that this process does not appropriately recognize the fluid nature of drug development and can lead to unintended consequences. For example, if scientific findings suggest that it would be in the best interest of the Company to cancel a program, the goal related to that program may be removed and other program goals may be substituted.

The following table describes our financial and development bonus goals for 2013 and our actual performance against those goals. This resulted in a total calculated payout range of 108-121% of target. In considering our performance as a whole, the Compensation Committee determined to set the bonus payout at the higher end of the range at 120%.

2013 Financial Bonus Goals and Results

Goal	Weight (% of Target Bonus)	Actual Result	Pool Contribution(1) (%)
Financial Goals
Sales Revenue of $444.9 million(2)	30%	$454.8 million	30.7%
R&D and SG&A Expenses of $529.9 million(3)	10%	$524.0 million	10.3%

Sub-Total (Performance Goals)	40%	—	41.0%

Development Goals
BMN 110 VIMIZIM for Morquio	20%	—	—
BMN 165 PEG-PAL for PKU	15%	—	—
BMN 673 PARPi for Oncology	10%	—	—
BMN 701 IGF2-GAA for Pompe	5%	—	—
BMN 111 CNP for Achondroplasia	5%	—	—
BMN 190 TPP1 for NCL	5%	—	—

Sub-Total (Development Goals)	60%	—	79.0	%(4)

Total (Financial and Development Goals)	100%	—	120.0%

(1)	Based on actual result.
(2)	Excludes Aldurazyme net product revenues.
(3)	Excludes stock compensation expense and Board-approved business development transactions.
(4)	The Compensation Committee set the pool contribution for all development goals at 79%, which was within the calculated range of 67-80%. Recognizing that within the calculated range, the success of the development programs as a whole is based on both the actions of the Company as well as external factors outside of the Company’s control, the Compensation Committee determined that setting a total pool contribution amount, rather than setting contribution amounts for each target, was appropriate.

The 2013 bonus targets for each NEO expressed as a percentage of base salary is determined by the employee’s position. The bonus target amounts for the NEOs for 2013 bonuses (which were paid in March 2014) are set forth in the table below. Consistent with prior years, and in recognition of the philosophy of the Compensation Committee and the CEO that our performance is determined in large part by the performance of the executive management acting collaboratively as a team, in February 2014, the Compensation Committee chose not to differentiate performance and approved a 2013 bonus for each executive equal to the executive’s target bonus amounts expressed as a percentage of base salary multiplied by the 120% company-wide funding level. The specific amount paid to each NEO for 2013 is set forth below and is also included in the Summary Compensation Table on page 51.

Name and Principal Position	2013 Cash Bonus Target (% of base salary)	2013 Cash Bonus Amount($)
Jean-Jacques Bienaimé	100%	1,054,030
Daniel Spiegelman	50%	277,200
Robert A. Baffi, Ph.D.	50%	232,766
G. Eric Davis, Senior	40%	198,422
Henry J. Fuchs, M.D.	50%	299,895

In 2013, the Compensation Committee evaluated the bonus targets for our NEOs for the 2014 bonuses. Based on the review, the Committee determined to increase the target bonus for Mr. Bienaimé by 10% and the target bonuses for Mr. Spiegelman, Dr. Baffi, Mr. Davis and Dr. Fuchs by 5%. The Compensation Committee believes that the bonuses for each NEO are appropriate based on a combination of the relative experience and tenure of each NEO, as well as his position within the Company and practices at our peer companies. The adjustment will apply to the 2014 bonus, which is payable in early 2015.

In addition to the cash bonus program discussed above, as a result of the Company receiving a favorable FDA advisory committee opinion in November 2013 on its then-product candidate, VIMIZIM, which was subsequently approved by the FDA on February 14, 2014, the Compensation Committee granted a special cash bonus to 29 individuals to recognize extraordinary effort of the key contributors to this achievement, including a $30,000 to Dr. Baffi and $137,500 to Dr. Fuchs, The bonuses were paid in December 2013.

Equity Compensation

We grant equity to virtually all newly hired employees. Additionally, we currently make annual equity grants to almost all employees, with the only general exception being employees who are performing below expectations or who have not been employed by the Company for six months prior to the annual grant date. New hire grants for non-executives are approved by the CEO, subject to guidelines approved by the Compensation Committee. The guidelines are based primarily on competitive option grant practices in the market where we compete for employees. All other grants are approved by the Compensation Committee or the full Board.

The timing of the annual grant is the date of the annual meeting of stockholders. The Board elected to implement this process so that the options are granted on a predictable day each year and at a time that will tend to minimize the amount of material non-public information in the possession of the Board or the executive officers.

In order to better align the interests of our executives with our stockholders, a larger portion of the equity awards currently granted to senior employees are made in the form of stock options. As we manage total share dilution from year to year, we may need to reevaluate and adjust the allocation between stock options and restricted stock units for our senior employees.

The equity compensation granted to the NEOs in May 2013 was determined based upon a number of factors. The Compensation Committee gave particular consideration to our performance, and also considered equity grants of the 2013 Peer Group based on a Black-Scholes valuation. For a discussion of assumptions used in calculating the Black-Scholes valuation see Note 17 to our financial statements for the year ended December 31, 2013, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014. In determining the allocation of options and restricted stock units, the Compensation Committee considered a variety of factors, including the effect on the total number of shares to be issued under our equity plan, peer group practices and the comparative value of options and restricted stock units. Overall, the Compensation Committee sought to grant equity compensation at the 75th percentile of the 2013 Peer Group. For the NEOs other than Mr. Bienaimé, the considerations in differentiating grants among the NEOs were principally level of responsibility and experience. The Committee also looked at:

•	historic grants,

•	retention value,

•	individual contribution; and

•	expected future contribution.

For Mr. Bienaimé, the principal considerations were the practices of companies in the 2013 Peer Group and our performance against the 2013 Peer Group and the unvested retention value of his current holdings.

We have reviewed our historical option grant practices to consider if the options were properly dated. Based on such review, we believe that all options were issued on the date approved by the Board or a properly authorized committee and that the exercise price for each option issued since the date of our initial public offering was the closing price of our common stock on the date of issuance, unless the option grant specifically approved a different price in accordance with the terms of the applicable option plan pursuant to which such option was granted.

Other Benefits and Perquisites

In addition to base salary, cash bonus and equity grants, we provide a comprehensive benefits package, including health insurance, dental insurance, life insurance, disability insurance, a 401(k) matching program, and an employee stock purchase plan, which is intended to meet the requirements of Section 423 of the Code. These benefits are generally available to all employees on an equal basis, including our NEOs. For 2013, the 401(k) matching program matches 100% of an employee’s contribution up to the lesser of 2% of his or her annual salary or $4,000 per year. Effective January 1, 2014, the 401(k) matching program increased its matching of employee contributions up to the lesser of 3% of his or her annual salary or $6,000 per year, and maximum match increased from $4,000 to $6,000. We also offer our executive officers severance benefits upon a change in control under our Severance Plan.

We provide our NEOs, along with other officers, a limited number of perquisites. An item is not a perquisite if it is integrally and directly related to the performance of the executive’s duties. An item is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Company, unless it is generally available on a non-discriminatory basis to all employees.

We provide the following perquisites to our NEOs:

•

Reimbursement for Financial and Tax Planning and Preparation Services. We reimburse our executive officers, including our NEOs, for personal financial planning and tax preparation. The benefit is limited to $5,000 annually for our CEO, $3,500 annually for Vice Presidents, Senior Vice Presidents and Executive Vice Presidents who report directly to our CEO and $2,500 annually for all other Vice Presidents, and is taxable to the executive. The perquisite is intended to encourage and assist our executives to engage knowledgeable experts to assist with financial and tax planning.

•	Life Insurance. In accordance with the terms of our employment agreement with Mr. Bienaimé dated May 11, 2005 and amended and restated on January 1, 2009, in addition to the life insurance generally provided to all employees, we provide Mr. Bienaimé with a fully paid, whole life insurance policy with a stated death benefit of $500,000 and a term life insurance policy with a death benefit of $1,000,000.

Nonqualified Deferred Compensation

Our NEOs, other members of management, other highly-compensated employees and members of the Board are eligible to enroll in our Deferred Compensation Plan under which participants may elect to defer all or a portion of their salary, annual cash bonus and restricted stock awards otherwise payable to them, and thereby defer taxation of these deferred amounts until actual payment of the deferral amounts in future years. This plan was implemented in 2006 as a financial planning tool for senior employees and allows them to save for retirement in a tax-effective way at minimal cost to us. The Board amended and restated the Nonqualified Deferred Compensation Plan on January 1, 2009 in order to comply with Section 409A of the Code (Section 409A), and related Treasury Regulations. See the Nonqualified Deferred Compensation table below for detailed information regarding the account balances for each NEO.

Post-Employment Obligations

We have employment agreements with most of our executive officers that include severance provisions. Under the terms of the employment agreements, for each NEO with an employment agreement other than Mr. Bienaimé, upon an involuntary termination by us without cause, or a termination by the executive under specific circumstances, such as a relocation more than 50 miles from their previous job location, a substantial reduction in the officer’s duties, status or reporting structure or a decrease in the officer’s base salary, the employment agreements provide for a cash severance payment equal to 100% of his or her annual base salary and target bonus. With respect to Mr. Bienaimé, except for a termination for cause, he is entitled to a cash severance payment equal to 200% of his base salary and continuation of medical insurance benefits for 30 months and depending on the nature of his termination acceleration of all unvested equity awards, and certain other benefits continuation and certain gross up payments to cover certain tax liabilities related to the severance payments.

In addition, pursuant to our Severance Plan, as amended and restated in March 2009 (the Severance Plan), immediately upon a change in control of the Company, all unvested options and restricted stock with time-based vesting held by each of the NEOs, including Mr. Bienaimé, will immediately vest. The accelerated vesting occurs upon a change in control, whether or not the employee is terminated. In connection with the restricted stock units granted to the NEOs in June 2011 and May and September 2012 that have performance-based vesting, if a change in control occurs before December 31, 2015, any of the above performance conditions that have not been met as of the change in control date will be deemed met and the shares will vest on the earlier of March 1, 2016 or the date the employee is terminated following the change in control.

We believe that these provisions enhance retention in the face of the disruptive impact of a pending change in control of us. In addition, the program is intended to align executive and stockholder interests by enabling executives to consider corporate transactions that are in the best interests of our stockholders and other constituents without undue concern over whether the transactions may jeopardize the executives’ own employment.

No benefits will be paid to Mr. Bienaimé under his employment agreement if the termination is for cause, for a voluntary resignation (other than as set forth above), or retirement. No benefits will be paid to the other executive officers under the employment agreements if the termination is for cause, for a voluntary resignation (other than as set forth above), retirement or due to death.

Please see Potential Payments Upon Termination or Change in Control below for a more detailed discussion of the severance and change in control provisions in our NEOs’ employment contracts.

Accounting and Tax Considerations.

Nonqualified Deferred Compensation—On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, adding Section 409A that changed the tax rules applicable to nonqualified deferred compensation arrangements. While the final Treasury Regulations under Section 409A did not become effective until January 1, 2009, we believe we have operated in good faith compliance with the provisions of Section 409A that became effective on January 1, 2005. A more detailed discussion of our nonqualified deferred compensation arrangements is provided under the heading Nonqualified Deferred Compensation below.

Accounting for Stock-Based Compensation—Beginning on January 1, 2006, we adopted the provisions of SFAS 123(R), now referred to as FASB ASC Topic 718, which require us to estimate and record an expense for each equity award over the vesting period of the award and estimate prospective forfeitures. Generally, the Compensation Committee does not make compensation decisions based on the tax or accounting treatment of any particular form of compensation; however, it has considered and approved and may in the future consider the grant of alternative equity incentives to our NEOs in lieu of stock option grants in light of the accounting impact of FASB ASC Topic 718 with respect to stock option grants and other considerations.

Section 162(m)—Section 162(m) of the Code (Section 162(m)) limits our deduction for federal income tax purposes to not more than $1,000,000 of compensation paid to certain executive officers in a calendar year. Compensation above $1,000,000 may be deducted if it is “performance-based compensation.” The Board and the Compensation Committee regularly consider the impact of Section 162(m), regarding the deductibility of compensation to certain executive officers in excess of $1,000,000 but have not yet established a policy for determining which forms of incentive compensation awarded to our executive officers will be designed to qualify as “performance-based compensation.” To maintain flexibility in compensating our executive officers in a manner designed to promote our goals, the Compensation Committee has not adopted a policy that allows all executive compensation to be deductible. To date, exclusive of stock option exercises, there have been limited amounts of executive compensation, including salary, bonus and grants of restricted stock units, that have exceeded this amount. The Compensation Committee and the Board will continue to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and may, in the future, consider qualifying our equity compensation plans and/or bonus plans so that compensation payable under those arrangements is fully deductible under Section 162(m). In furtherance of this, the most recent amendment to the 2006 Share Incentive Plan, approved by our stockholders at our annual meeting of stockholders held on May 15, 2013, is intended to allow the Compensation Committee discretion to grant stock options to employees that will be intended to be eligible for exclusion from the Section 162(m) limit.

Director and Officer Stock Ownership Guidelines

In order to preserve the linkage between the interests of executives and those of stockholders, the Compensation Committee and the Board established stock ownership guidelines for our executives. Please see Director and Officer Stock Ownership Guidelines on page 21 above for a more detailed discussion of our stock ownership guidelines.

Summary Compensation Table

The following table discloses compensation paid by us during 2013 to: (i) Jean-Jacques Bienaimé, our Chief Executive Officer; (ii) Daniel Spiegelman, our Chief Financial Officer; and (iii) Henry J. Fuchs, M.D., Robert A. Baffi, Ph.D. and G. Eric Davis, the three most highly-compensated officers other than the Chief Executive Officer and Chief Financial Officer who were serving as officers at the end of fiscal year 2013 and whose salary and bonus exceeded $100,000. These individuals are referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)		Total
Jean-Jacques Bienaimé	2013	$868,796	$—		$2,563,218	$6,850,935	$1,054,030	$27,059	(5)	$11,364,038
Chief Executive Officer	2012	821,052	—		2,097,760	2,353,400	994,367	22,503	(5)	6,289,082
	2011	781,953	—		13,997,640	3,628,880	749,721	22,703	(5)	19,180,897
Daniel Spiegelman(6)	2013	457,769	—		895,092	2,392,390	277,200	6,838		4,029,289
Executive Vice President, Chief Financial Officer	2012	250,462	350,000	(7)	5,889,980	2,186,250	237,600	4,000		8,918,292
	2011	—	—		—	—	—	—		—
Robert A. Baffi, Ph.D.	2013	384,391	30,000	(8)	813,720	2,174,900	232,766	9,664		3,645,441
Executive Vice President, Technical Operations	2012	366,087	50,000	(9)	599,360	672,400	221,682	4,674		1,914,203
	2011	348,046	—		3,525,900	1,036,800	133,713	4,000		5,048,459
G. Eric Davis(10)	2013	409,593	—		569,604	1,522,430	198,422	8,160		2,708,209
Executive Vice Senior Vice President, General Counsel and Secretary	2012	—	—		—	—	—	—		—
	2011	—	—		—	—	—	—		—

Henry J. Fuchs, M.D.	2013	494,383	137,500	(11)	1,057,836	2,827,370	299,895	8,488		4,825,472
Executive Vice President & Chief Medical Officer	2012	466,400	100,000	(12)	899,040	1,008,600	282,920	5,190		2,762,150
	2011	440,768	—		4,231,080	1,088,640	169,040	4,940		5,934,468

(1)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For the performance-based RSUs, the grant date fair market value was computed in accordance with FASB ASC Topic 718 based upon the assumption that the targeted restricted stock units will vest. For assumptions used in determining grant date fair market value, see Note 17 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014.
(2)	The amounts in this column reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718. For assumptions used in determining these values, see Note 17 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014.
(3)	Amounts noted for 2013 represent amounts earned by the Named Executive Officers during 2013, but paid in 2014. Amounts noted for 2012 represent amounts earned by the Named Executive Officers during 2012, but paid in 2013. Amounts noted for 2011 represent amounts earned by the Named Executive Officers during 2011, but paid in 2012.
(4)	These amounts represent the amounts paid for personal tax preparation/financial planning consultation, vested 401(k) matching and imputed income associated with life insurance premium payments for each Named Executive Officer.
(5)	Includes payments of life insurance premiums of $13,703, $13,703 and $13,703 and reimbursements of personal tax preparation/financial planning services of $5,000, $4,800 and $5,000 for 2013, 2012 and 2011, respectively.
(6)	Mr. Spiegelman joined the Company in May 2012, therefore, no amounts appear in the table for 2011.
(7)	Includes a $350,000 sign-on bonus paid to Mr. Spiegelman in 2012. The sign-on bonus will be repayable by Mr. Spiegelman to the Company upon his “Resignation Without Good Reason or Employee’s Termination for Cause” (as such terms are defined in his employment agreement) prior to May 30, 2014.
(8)	Represents a one-time bonus awarded to Dr. Baffi in December 2013 for his extraordinary efforts in connection with the positive outcome of the FDA Advisory Committee for VIMIZIM. For more information on these special bonuses, see Compensation Discussion and Analysis.

(9)	Represents a one-time bonus awarded to Dr. Baffi in November 2012 for his extraordinary efforts in connection with the Company’s pivotal Phase 3 study of VIMIZIM. For more information on these special bonuses, see Compensation Discussion and Analysis.
(10)	Mr. Davis became a Named Executive Officer in 2013, therefore, no amounts appear in the table for 2012 and 2011.
(11)	Represents a one-time bonus awarded to Dr. Fuchs in December 2013 for his extraordinary efforts in connection with the positive outcome of the FDA Advisory Committee for VIMIZIM. For more information on these special bonuses, see Compensation Discussion and Analysis.
(12)	Represents a one-time bonus awarded to Dr. Fuchs in November 2012 for his extraordinary efforts in connection with the Company’s pivotal Phase 3 study of VIMIZIM. For more information on these special bonuses, see Compensation Discussion and Analysis.

Grants of Plan-Based Awards

The following table sets forth certain information for each plan-based award during fiscal year 2013 to each of the Named Executive Officers.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Share)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)
Jean-Jacques Bienaimé	5/15/13	—	—	—	—	220,500	67.81	6,850,935
	5/15/13	—	—	—	37,800	—	—	2,563,218
	n/a	658,769	878,358	1,427,332	—	—	—	—

Daniel Spiegelman	5/15/13	—	—	—	—	77,000	67.81	2,392,390
	5/15/13	—	—	—	13,200	—	—	895,092
	n/a	173,250	231,000	375,375	—	—	—	—

Robert A. Baffi, Ph.D.	5/15/13	—	—	—	—	70,000	67.81	2,174,900
	5/15/13	—	—	—	12,000	—	—	813,720
	n/a	145,479	193,972	315,204	—	—	—	—

G. Eric Davis	5/15/13	—	—	—	—	49,000	67.81	1,522,430
	5/15/13	—	—	—	8,400	—	—	569,604
	n/a	124,014	165,352	268,697	—	—	—	—

Henry J. Fuchs, M.D.	5/15/13	—	—	—	—	91,000	67.81	2,827,370
	5/15/13	—	—	—	15,600	—	—	1,057,836
	n/a	187,434	249,912	406,109	—	—	—	—

(1)	Amounts represent potential payments under our 2013 bonus plan, which were paid in 2014. For further discussion of our bonus program, please see the Compensation Discussion and Analysis and see the Summary Compensation Table for amounts actually paid under the 2013 bonus plan.
(2)	Options were granted at an exercise price equal to the closing price of our common stock on the NASDAQ Global Select Market on the date of the grant.
(3)	The amounts presented above represent the aggregate grant date fair value of the restricted stock award or option grant computed in accordance with FASB ASC Topic 718. The grant date fair market value was $31.07 per share. For assumptions used in determining these grant date fair market value, see Note 17 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014.

The number of options and RSUs granted to the Chief Executive Officer is determined based on recommendations by the Compensation Committee and is approved by the Board and the number of options and RSUs granted to the other Named Executive Officers is determined by the Compensation Committee. Please see Compensation Discussion and Analysis for additional information regarding grant practices. Except as otherwise noted, options vest 6/48 ths on the six month anniversary of the date of grant, and 1/48th per month thereafter for the next 3.5 years, and remain exercisable for ten years after the date of grant. RSUs vest in four equal quarters on the anniversary of the date of the grants.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding unexercised options granted pursuant to equity awards as of the end of fiscal year 2013 for each of the Named Executive Officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(#)(10)($)
Jean-Jacques Bienaimé	45,764	—	6.46	5/10/15	9,000	(3)	633,150	400,000	28,140,000
	500	—	9.86	11/10/15	18,000	(4)	1,266,300
	170,500	—	12.99	5/10/16	42,000	(5)	2,954,700
	250,000	—	17.54	11/19/16	37,800	(6)	2,659,230
	160,000	—	17.33	6/6/17
	425,000	—	38.59	5/21/18
	22,000	—	17.86	12/16/18
	240,000	—	14.39	5/11/19
	250,834	29,166	21.51	5/11/20
	180,833	99,167	26.49	5/11/21
	55,416	84,584	37.46	5/7/22
	32, 156	188,344	67.81	5/14/23

Daniel Spiegelman	3,479	75,521	39.06	5/28/22	24,750	(7)	1,741,163	100,000	7,035,000
	11,229	65,771	67.81	5/14/23	13,200	(6)	928,620

Robert Baffi	4,655	—	17.54	11/19/16	2,675	(3)	188,186	100,000	7,035,000
	5,770	—	17.33	6/6/17	5,000	(4)	351,750
	65,000	—	38.59	5/21/18	12,000	(5)	844,200
	11,000	—	17.86	12/16/18	12,000	(6)	844,200
	10,000	—	14.39	5/11/19
	31,666	8,334	21.51	5/11/20
	51,666	28,334	26.49	5/11/21
	15,833	24,167	37.46	5/7/22
	10,208	59,792	67.81	5/14/23

G. Eric Davis	50,000	—	38.59	5/21/18	2,100	(3)	147,735	40,000	2,814,000
	1,146	—	14.39	5/11/19	4,250	(4)	298,988
	36,437	6,563	21.51	5/11/20	9,750	(5)	685,913
	41,979	23,021	26.49	5/11/21	8,400	(6)	590,940
	12,864	19,636	37.46	5/7/22
	7,145	41,855	67.81	5/14/23

Henry J. Fuchs	73,458	8,542	21.51	5/11/20	2,750	(3)	193,463	120,000	8,442,000
	54,250	29,750	26.49	5/11/21	6,000	(4)	422,100
	23,750	36,250	37.46	5/7/22	18,000	(5)	1,266,300
	13,270	77,730	67.81	5/14/23	15,600	(6)	1,097,460

(1)

All options vest over a four-year period. The options vest at the rate of 6/48ths on the six-month anniversary of the grant date and 1/48th each month thereafter during the optionee’s employment. Subject to certain exceptions, the maximum term of options granted under the Amended and Restated 2006 Share Incentive Plan is 10 years.

(2)	Represents the closing market price of our common stock as reported on the NASDAQ Global Select Market on the grant date.

(3)	One half of the unexercisable portion of RSUs awarded on May 12, 2010 vested on May 12, 2013. The second half of the unexercisable portion of RSUs will vest on May 12, 2014.
(4)	One third of the unexercisable portion of RSUs awarded on May 12, 2011 vested on May 12, 2013. One-third of the unexercisable portion of RSUs will vest on each of May 12, 2014 and 2015.
(5)	One fourth of the unexercisable portion of RSUs awarded on May 8, 2012 vested on May 31, 2013. One-fourth of the unexercisable portion of RSUs will vest on each of May 31, 2014, 2015 and 2016.
(6)	One fourth of the unexercisable portion of RSUs awarded on May 15, 2013 will vest on each of May 15, 2014, 2015, 2016 and 2017.
(7)	One fourth of the unexercisable portion of RSUs awarded on May 29, 2012 vested on May 29, 2013. One-fourth of the unexercisable portion of RSUs will vest on each of May 29, 2014, 2015 and 2016.
(8)	The value of RSUs shown in the table was calculated using the closing price of our common stock on December 31, 2013 ($70.35).
(9)	Represents the number of RSUs that will vest on the achievement of threshold performance goals.
(10)	Represents the payout value of RSUs that will vest on the achievement of threshold performance goals. The value of RSUs shown in the table was calculated using the closing price of our common stock on December 31, 2013 ($70.35).

Options Exercised and Stock Vested

The following table sets forth the number and value of options exercised and share awards that vested in fiscal year 2013 for each of the Named Executive Officers.

Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
Jean-Jacques Bienaimé	186,000	9,653,608	40,000	2,674,160
Daniel Spiegelman	46,000	1,259,411	8,250	531,795
Robert A. Baffi, Ph.D.	139,575	6,419,040	11,425	763,804
G. Eric Davis	37,854	1,773,065	9,350	625,138
Henry J. Fuchs, M.D.	60,000	3,361,259	16,750	1,079,130

(1)	The value realized upon exercise of stock options reflects the price at which shares acquired upon exercise of the stock options were sold or valued for income tax purposes, net of the exercise price for acquiring the shares.
(2)	The value realized on vesting of RSUs was calculated as of the product of the closing price of a share of our Common Stock on the day prior to the vesting date, multiplied by the number of shares vested.

Pension Benefits

There is no retirement pension plan provided for the Named Executive Officers.

Nonqualified Deferred Compensation Plan

Our Deferred Compensation Plan allows members of management, other highly-compensated employees and members of the Board to make voluntary irrevocable deferrals of the compensation that would otherwise be paid by us to specified future dates, employment termination, hardship events, disability, retirement or death. Participants are permitted to defer up to 100% of salary, annual cash bonus and restricted stock awards, subject to limitations to allow us to make necessary withholding payments. Plan participants’ deferred compensation is 100% vested under the Deferred Compensation Plan. We may make additional direct contributions to the

Deferred Compensation Plan for the benefit of the participants, but any such contributions must be approved by the Board. Our contributions, if any, will become 100% vested after three years of service with us (or such other time as we designate at the time of the contribution), or upon a change in control of the Company, or the individual’s death or disability. Participants have an unsecured contractual commitment by us to pay the amounts that become due under the Deferred Compensation Plan. Deferred compensation may be held in trust and is deemed invested based on participant direction as allowed by the Deferred Compensation Plan. Participants’ accounts are credited or debited with the increase or decrease in the realizable net asset value of the designated deemed investments in accordance with the ratio the portion of the account of each participant that is deemed to be invested within that investment option bears to the aggregate of all amounts deemed to be invested within that investment option. Any funds held in a trust will be our sole property, subject to any claims of general creditors in the event of bankruptcy, and plan participants will have no vested interest with respect to such trust fund.

The following table shows for the fiscal year ended December 31, 2013, certain information regarding non-qualified deferred compensation benefits for the NEOs who participate in the Deferred Compensation Plan.

Name	Executive Contributions in 2013 ($)		Aggregate Earnings in 2013 ($)	Aggregate Withdrawals/ Distributions ($)(1)	Aggregate Balance at December 31, 2013 ($)
Jean-Jacques Bienaimé	831,050	(2)	212,135	1,372,435	1,195,956
Robert Baffi	482,625	(2)	552,666	138,538	2,205,473
G. Eric Davis	260,000	(2)	460,263	—	1,741,163

(1)	Reflects the value of 26,500 and 2,675 shares of common stock received by Messrs. Bienaimé and Baffi, respectively, on January 9, 2013. Value is based on the market price of $51.79 on January 10, 2013, the first trading day after the distribution date.
(2)	Amounts include the value of shares of common stock received by Messrs. Bienaimé, Baffi and Davis upon the vesting of restricted stock grants during 2013.

Potential Payments Upon Termination or Change-in-Control

We entered into an employment agreement with Mr. Bienaimé at the time of his hire and with each of our other executive officers, including the NEOs, on April 9, 2007 or upon their respective date of hire. On January 1, 2009, to comply with the changes to Section 409A, we amended and restated the employment agreements with each of our executive officers, including Mr. Bienaimé. The following discussion is based on such agreements and for our NEOs other than Mr. Bienaimé, on our Severance Plan. The amount and type of compensation payable to each NEO upon termination of employment under various circumstances and upon a change in control are described below.

Payments on Termination

The amount and type of compensation payable to each NEO upon termination of employment under various circumstances are described below. There are three general categories of terminations, which are:

•

voluntary termination of employment by the NEO for reasons not constituting constructive termination, which we refer to as voluntary termination; retirement of the NEO; and termination of the NEO’s employment by us for cause, as such term is defined in the employment agreements and in our stock plans, which we refer to as termination for cause;

•

termination of the NEO’s employment by us for reasons not constituting cause, such as due to a companywide or departmental reorganization, or a resignation by the NEO constituting constructive termination, such as a change in work location of more than a specified distance from the previous location, which we refer to as involuntary termination without cause; and

•	termination of the NEO’s employment in connection with a change in control.

Compensation upon Voluntary Termination, Retirement or Termination for Cause

A termination of employment due to voluntary termination, retirement, or termination for cause does not entitle the NEOs to any payments or benefits other than the accrued salary and vacation pay and vested benefits described above. Such compensation and benefits are available to salaried employees generally, except that any amounts payable to the NEOs upon termination under our Deferred Compensation Plan would not be applicable to certain employees as only employees with the title of vice president, senior director and director are entitled to participate in our Deferred Compensation Plan. Stock awards held by our NEOs will not be subject to accelerated vesting or otherwise enhanced in the event of voluntary termination, retirement, or termination for cause.

Compensation upon Involuntary Termination without Cause

Each of the NEOs’employment agreements includes specific benefits upon involuntary termination by us without cause. For each of the NEOs other than Mr. Bienaimé, these benefits consist of a lump sum payment equal to his or her annual base salary and target bonus, payable within two weeks after separation of employment, conditioned on the NEO signing our standard severance and release agreement. The employment agreements do not provide for the accelerated vesting or other enhancement of equity awards upon an involuntary termination without cause.

With respect to Mr. Bienaimé, if we terminate Mr. Bienaimé’s employment without cause, if Mr. Bienaimé resigns for good reason or becomes permanently disabled while employed by us or if we file for bankruptcy, Mr. Bienaimé will be entitled to receive the following “Termination Compensation”: (i) cash severance payment in an amount equal to 100% of what he would have collected over a period of 24 months based on his then current annual base salary as of the date of termination for a period of 24 months; (ii) a cash bonus equal to 100% of his base salary for the year of his termination provided that our executive vice presidents and senior vice presidents are paid bonuses under our bonus plan for the year of his termination, and provided that certain performance goals are met; (iii) a continuation of all health benefits paid by us for a period of 24 months after the date of his termination; (iv) a cash payment of $18,000 for outplacement services (plus an amount for taxes payable on such cash payment); and (v) automatic vesting of all options granted to Mr. Bienaimé that have not vested as of the date of his termination, provided that Mr. Bienaimé remains in full compliance with his non-competition agreement and confidentiality agreement during the 24-month period following his termination. The Termination Compensation is payable in one lump sum within 30 days after his termination.

Compensation upon Termination of Employment in Connection with Change in Control

Each of the named NEOs who are involuntarily terminated without cause or constructively terminated within a designated period following a change in control is entitled to certain benefits. For each NEO other than Mr. Bienaimé, these benefits consist of a lump sum payment equal to his or her annual base salary and target bonus, payable within two weeks after separation of employment, conditioned on the NEO signing our standard severance and release agreement. In addition, with respect to each NEO, including Mr. Bienaimé, under the Company’s Severance Plan, effective immediately upon a change in control of the Company, all unvested option and restricted stock awards with time-based vesting automatically vest in full.

With respect to Mr. Bienaimé, if we terminate Mr. Bienaimé’s employment without cause or if Mr. Bienaimé resigns for good reason or becomes permanently disabled while employed by us, following a change in control, Mr. Bienaimé will be entitled to receive the following “Enhanced Termination Compensation”: (i) cash severance payment equal to 200% of what he would have collected over the period of 30 months based on his then current annual base salary as of the date of his termination ; (ii) a continuation of all health benefits paid by us for a period of 30 months after the date of termination; (iii) a cash payment of $18,000 for outplacement services (plus an amount for taxes payable on such cash payment); (iv) the fully-paid whole life insurance policy with a stated death benefit of $500,000 maintained for Mr. Bienaimé (plus an amount for taxes payable on imputed income and such amount for taxes); (v) a cash payment of up to $5,000 for tax preparation

(plus an amount for taxes payable on such cash payment); (vi) our annual contribution to Mr. Bienaimé’s 401(k) plan for the year of termination to the extent allowable; and (vii) automatic vesting of all options granted to Mr. Bienaimé that have not vested as of the date of his termination, provided that Mr. Bienaimé remains in full compliance with his non-competition agreement and confidentiality agreement during the 30-month period. The Enhanced Termination Compensation is payable in one lump sum within 30 days after his termination.

If amounts payable to Mr. Bienaimé as the result of a change in control would result in a parachute payment under Section 280G of the Code, which would be subject to an excise tax under Section 4999 of the Code, or interest or penalties are incurred with respect to such excise tax, we will pay Mr. Bienaimé an additional payment such that, after payment by Mr. Bienaimé of all taxes imposed upon this payment and any interest or penalties imposed with respect to such taxes, Mr. Bienaimé retains an amount equal to the sum of: (i) the excise tax (including interest and penalties) imposed; and (ii) the product of any income tax deductions disallowed to Mr. Bienaimé because of the inclusion of the payment in his adjusted gross income, and the highest applicable marginal rate of federal income taxation for the calendar year in which the payment is to be made.

Estimated Potential Payments on Termination or Change in Control

The table below sets forth the estimated current value of payments and benefits to each of the NEOs upon a change in control of the Company as described above. The amounts shown assume that the triggering events occurred on December 31, 2013 and do not include (i) benefits earned during the term of the NEOs employment that are available to all salaried employees, such as accrued vacation; (ii) benefits paid by insurance providers under life and disability policies; and (iii) benefits previously accrued under the Deferred Compensation Plan. The actual amounts of payments and benefits that would be provided can only be determined at the time of the NEO’s separation from the Company. With respect to each NEO, including Mr. Bienaimé, under the Company’s Severance Plan, effective immediately upon a change in control of the Company, all unvested option and restricted stock awards with time-based vesting automatically vest in full. Per SEC rules, the value of accelerated options shown in the table below is the aggregate spread between $70.35, the closing price of our common stock on December 31, 2013 and the exercise prices of the accelerated options, if less than $70.35.

Executive Benefits and Payments Upon Termination	Involuntary Termination Without Cause		Change in Control- Continued Employment		Change in Control- Terminated
Jean-Jacques Bienaimé(1):
Base Salary	$1,756,716		$—		$4,391,790
Short-term Incentive	878,358		—		—
Stock award vesting acceleration	9,034,294	(2)	44,687,674	(3)	44,687,674	(3)
Benefits and Perquisites:
Benefit Continuation	59,091		—		73,864
Life Insurance Proceeds	—		—		385,956
Outplacement Services	25,856		—		25,856
Financial Planning Services	—		—		7,182
280G Tax Gross-up	—		—		19,313,227	(4)

Total	$11,754,315		$44,687,674		$68,885,549

Daniel Spiegelman:
Base Salary	$462,000		$—		$462,000
Short-term Incentive (based on % of base salary)	231,000		—		231,000
Stock award vesting acceleration	—		12,234,893	(5)	12,234,893	(5)
Benefits and Perquisites:
Benefit Continuation	—		—		29,107

Total	$693,000		$12,234,893		$12,957,000

Executive Benefits and Payments Upon Termination	Involuntary Termination Without Cause	Change in Control- Continued Employment		Change in Control- Terminated
Robert A. Baffi, Ph.D.:
Base Salary	$387,944	$—		$387,944
Short-term Incentive (based on % of base salary)	193,972	—		193,972
Stock award vesting acceleration	—	11,859,822	(6)	11,859,822	(6)
Benefits and Perquisites:
Benefit Continuation	—	—		24,942

Total	581,916	11,859,822		$12,466,680

G. Eric Davis:
Base Salary	$413,379	$—		$413,379
Short-term Incentive (based on % of base salary)	165,352	—		165,352
Stock award vesting acceleration	—	6,619,953	(7)	6,619,953	(7)
Benefits and Perquisites:
Benefit Continuation	—	—		22,035

Total	578,731	6,619,953		$7,220,719

Henry J. Fuchs, M.D.:
Base Salary	$499,825	$—		$499,825
Short-term Incentive (based on % of base salary)	249,912	—		249,912
Stock award vesting acceleration	—	14,533,045	(8)	14,533,045	(8)
Benefits and Perquisites:
Benefit Continuation	—	—		17,210

Total	$749,737	$14,533,045		$15,299,992

(1)	No incremental benefits are due should the death of Mr. Bienaimé occur, except for amounts due for services previously rendered, and those due under the life insurance policies.
(2)	Based on market price of $70.35 on December 31, 2013. Relates to 401,261 options that would accelerate upon vesting.
(3)	Based on market price of $70.35 on December 31, 2013. Relates to 401,261 options and 506,800 RSUs that would accelerate upon vesting.
(4)	This item is payable pursuant to the terms of our employment agreement with Mr. Bienaimé dated May 11, 2005, amended and restated on January 1, 2009 and further amended on December 17, 2012.
(5)	Based on market price of $70.35 on December 31, 2013. Relates to 141,292 options and 137,950 RSUs that would accelerate upon vesting.
(6)	Based on market price of $70.35 on December 31, 2013. Relates to 120,627 options and 131,675 RSUs that would accelerate upon vesting.
(7)	Based on market price of $70.35 on December 31, 2013. Relates to 91,075 options and 64,500 RSUs that would accelerate upon vesting.
(8)	Based on market price of $70.35 on December 31, 2013. Relates to 152,272 options and 162,350 RSUs that would accelerate upon vesting.

Compensation Risks

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

The Compensation Committee, with assistance of its independent compensation consultant, extensively reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

•	significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	for most employees, base salary makes up a significant majority of compensation;

•	goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;

•	equity ownership guidelines discourage excessive risk taking; and

•

as a pharmaceutical company, the Company does not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk) or technology companies (rapidly changing markets).

Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

Transactions with Related Persons, Promoters and Certain Control Persons

Since January 1, 2013, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than compensation agreements and other arrangements, which are described elsewhere in this Proxy Statement.

Review, Approval, and Ratification of Transactions with Related Party

Our CGN Committee has primary responsibility for reviewing and approving in advance or ratifying all related party transactions. Additionally, on at least an annual basis, the Audit Committee also reviews all identified related party transactions. In conformance with SEC regulations, we define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest.

We have several processes that we use to ensure that we identify and review all related party transactions. First, each executive officer is required to notify either our General Counsel or Chief Financial Officer of any potential transaction that could create a conflict of interest, and the General Counsel or Chief Financial Officer is required to notify the CGN Committee of the potential conflict. The directors, Chief Executive Officer, Chief Financial Officer and General Counsel are required to notify the CGN Committee of any potential transaction that could create a conflict of interest. Second, each year, we require our directors and executive officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members have an interest.

The CGN Committee reviews related party transactions due to the potential for such transactions to create a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests. It is our general policy to approve or ratify related person transactions only when our Board or a committee of our Board determines that the transaction is in, or is not inconsistent with, our and our stockholders’ best interests, including situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

These policies and procedures are included in our Corporate Governance Principles, which is available in the Corporate Governance section of the Investors section of our website at www.bmrn.com. Information on our website is not incorporated by reference into this Proxy Statement.

Indebtedness of Directors and Executive Officers

None of our directors or executive officers or associates of any director or executive officer is or at any time since January 1, 2013 has been indebted to us.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other Annual Meeting Materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker or contact Broadridge Financial Solutions, Inc. in writing: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: (800) 542-1061. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

APPROVAL

The contents of this Proxy Statement and the sending thereof to the stockholders have been authorized by the Board.

By Order of the Board of Directors

G. Eric Davis

Senior Vice President, General Counsel and Secretary

April 23, 2014

A copy of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014, is available without charge upon written request to Investor Relations, BioMarin Pharmaceutical Inc., 105 Digital Drive, Novato, CA 94949 or by accessing a copy on BioMarin’s website at www.bmrn.com in the Investors section under “Financial Information—SEC Filings.” under “Financial Information—SEC Filings.”

APPENDIX A—BIOMARIN PHARMACEUTICAL INC.

AMENDED AND RESTATED 2006 EMPLOYEE STOCK PURCHASE PLAN

(as amended on March 5, 2014)

BIOMARIN PHARMACEUTICAL INC.

AMENDED AND RESTATED

2006 EMPLOYEE STOCK PURCHASE PLAN

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BIOMARIN PHARMACEUTICAL INC.

AMENDED AND RESTATED

2006 EMPLOYEE STOCK PURCHASE PLAN

(as amended on March 5, 2014)

The following constitutes the provisions of the BioMarin Pharmaceutical Inc. Amended and Restated 2006 Employee Stock Purchase Plan of BioMarin Pharmaceutical Inc. (the “Company”), which is an amendment and restatement of the Company’s 1998 Employee Stock Purchase Plan (which shall remain in full force and effect (including all Offering Periods, as defined below, in effect thereunder).

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares of the Company. It is the intention, but not the obligation, of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Administrator” means (i) any person or committee to whom the Board delegates administrative discretion under the Plan, and (ii) the Board, which may exercise any and all administrative powers associated with the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Common Shares” means shares of common stock, par value $.001 per share, of the Company.

(e) “Company” means BioMarin Pharmaceutical Inc., a Delaware corporation.

(f) “Compensation” means the sums of the types and amounts of compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code, including the equal treatment of participants having the same employer corporation.

(g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee, Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

(h) “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

(i) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting shares of beneficial interest of the Company (or its successor or parent) immediately thereafter.

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(j) “Designated Subsidiaries” means the Subsidiaries (or other entities with respect to sub-plans established under Section 19(d)) that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(k) “Employee” means any person, including an Officer, whom the Company or one of its Designated Subsidiaries classifies as an employee for payroll tax purposes and who (i) is customarily employed by the Company or one of its Designated Subsidiaries for at least 20 hours per week, (ii) is customarily employed by the Company or one of its Designated Subsidiaries for more than five months in a calendar year, and (iii) has been employed by the Company or one of its Designated Subsidiaries for at least six (6) months.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Offering Date” means the first business day of each Offering Period (and shall thereby be the grant date for each Offering Period).

(n) “Offering Period” means a period of approximately twenty-four (24) months, commencing on the first business day on or after May 1 and November 1 of each year and terminating on the last business day of the periods ending twenty-four months later (or such other period that the Administrator may determine in its sole discretion before an Offering Date); provided that the first Offering Period under the Plan, as amended and restated herein, shall begin on May 1, 2005 and shall end on April 30, 2007.

(o) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated there under.

(p) “Plan” means this Amended and Restated 2006 Employee Stock Purchase Plan.

(q) “Purchase Date” means the last day of each Purchase Period of the Plan, provided, however, that if such date is not a business day, the “Purchase Date” shall mean the immediately preceding business day.

(r) “Purchase Period” means a period of six calendar months (or such other period of up to 27 consecutive months that the Administrator may determine in its sole discretion before an Offering Date), beginning on the day after each Purchase Date and ending on the next Purchase Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Purchase Date; provided, however, that the first Purchase Period under the Plan as amended and restated shall commence on May 1, 2006.

(s) “Purchase Price” means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b)) of a Share on the Offering Date or the Purchase Date, whichever is lower; provided, however, that the Administrator may before any Offering Date establish a different formula for determining the Purchase Price so long as the formula does not result in a lower Purchase Price than is allowable under Section 423(b)(6) of the Code.

(t) “Share” means one Common Share, as adjusted in accordance with Section 18.

(u) “Subsidiary” means a corporation (or an unincorporated entity of which the Company is a co-employer of its employees), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Eligibility.

(a) Any person who is an Employee as of the date 30 days before the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

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(b) Any provisions of the Plan to the contrary notwithstanding other than Section 3(c), no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of beneficial ownership of the Company and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company or shares of common stock of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(c) Employees of affiliates of the Company that are not corporate Subsidiaries, and Employees who are ineligible to participate pursuant to Section 3(b)(i) may, in the sole discretion of the Administrator, be eligible to participate in any Company sub-plan or sub-plans that the Administrator may establish in accordance with Section 19(d).

4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period generally commencing on the first business day on or after May 1 or November 1 of each year (or on such other day as the Administrator shall determine), ending on the last day of the calendar month that is approximately twenty-four (24) months after the Purchase Period begins, and continuing thereafter until terminated in accordance with Section 20; provided, however, that the first Offering Period under the Plan shall be the Offering Period that commenced May 1, 2005. The Administrator shall have the power to change the duration and/or frequency of Offering Periods and Purchase Periods with respect to future purchases without stockholder approval, provided that the Administrator shall announce any such change at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement (the “Subscription Agreement”) provided by the Company in the form attached hereto as Exhibit A and filing it with the Company’s Human Resources Department or the stock brokerage or other financial services firms designated or approved by the Administrator from time to time (each, a “Designated Broker”) prior to the applicable Offering Date, unless a later time for filing the Subscription Agreement is set by the Board for all eligible Employees with respect to a given Purchase Period. The Subscription Agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a)) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period to which the Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

(c) A participant’s Subscription Agreement shall remain in effect for successive Purchase Periods unless modified as provided in Section 6 or terminated as provided in Section 10.

6. Method of Payment of Contributions.

(a) Subject to the limitation set forth in Section 6(c), a participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%) nor more than ten percent (10%) of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

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(b) A participant may discontinue his or her participation in the Plan as provided in Section 10, and may increase or decrease the rate of his or her Contributions with respect to the Purchase Period only in accordance with rules that the Administrator establishes before the Offering begins. Any change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new Subscription Agreement, if the agreement is filed at least five (5) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant’s Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. Grant of Option.

(a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date for each Purchase Period within the Offering Period a number of Shares determined by dividing such Employee’s Contributions accumulated during such Purchase Period and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Purchase Period shall not exceed 5,000 Shares (subject to adjustment pursuant to Section 18), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock that an eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option shall expire on the last day of the Offering Period.

(b) The fair market value of the Company’s Common Shares on a given date (the “Fair Market Value”) shall be—

(i) the closing sales price of the Common Shares for such date (or, in the event that the Common Shares are not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange or the American Stock Exchange, or, if such price is not reported, then on the nearest preceding trading day during which a sale occurred; or

(ii) if such stock is not traded on either exchange but is quoted on NASDAQ or a successor quotation system (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System or any successor system) or (B) the mean of the bid and asked prices per-share of the Common Shares as reported by the NASDAQ or successor; or

(iii) in the event the Common Shares are not listed on a stock exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter market, the Fair Market Value per share shall be the mean between the most recent representative bid and asked prices; or

(iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of a Purchase Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be sold or issued pursuant to the Plan. Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10. Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant. The Shares purchased upon exercise of an option

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hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Purchase Date of each Purchase Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with a Designated Broker.

10. Voluntary Withdrawal; Termination of Employment.

(a) Subject to applicable securities law restrictions (e.g., the Company’s insider trading policy), a participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving the Company or the Designated Broker, a notice of withdrawal (the “Notice of Withdrawal”) in the form attached hereto as Exhibit B, at least five (5) days prior to the Purchase Date. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her Notice of Withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

(b) Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13, and his or her option will be automatically terminated. A participant will have up to 30 days to transfer, to himself, to a designated beneficiary, or to a designated broker, any Shares that the Company or the Designated Broker holds for the benefit of the Participant (using a form that the Administrator provides). If within 30 days, the participant’s Shares are not transferred, the Administrator may, but shall not be obligated to, issue and mail a stock certificate for the Shares to the participant.

(c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Purchase Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d) If a participant withdraws from a Purchase Period, the participant may enroll in a subsequent purchase period but only once within the same calendar year for this Plan or any succeeding employee stock purchase plan or any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible, subject to applicable securities law restrictions. If a participant withdraws from a Purchase Period, payroll deductions shall not resume at the beginning of any succeeding Purchase Period for which the participant is eligible to enroll unless the participant delivers a new Subscription Agreement to the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12. Shares.

(a) Subject to Section 18, the maximum number of Shares that participants may purchase pursuant to the Plan for Offering Periods beginning after on or after May 1, 2005 shall be Three Million Five Hundred Thousand (3,500,000) Shares. The Shares that participants purchase pursuant to the Plan shall by newly-issued Shares, treasury Shares, or Shares purchased by the Designated Broker on the open market provided, however, that no more than 3,500,000 Shares, (as adjusted pursuant to Section 18) shall be purchased pursuant to options under the Plan. In the latter case, to the extent the Purchase Price for Shares is below their Fair Market Value for any Purchase Period, the Company shall pay the Designated Broker such amounts as are necessary to subsidize the Purchase Price for Shares purchased on the open market.

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(b) The participant shall have no interest (including no right to receive any dividends) or voting right in Shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if directed by the participant in writing, in the name of the participant and his or her spouse.

13. Administration. The Administrator shall supervise and administer the Plan, and shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims under the Plan, to adopt, amend and rescind any rules deemed appropriate for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No person acting individually or jointly as the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any participant.

14. Designation of Beneficiary.

(a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 14(a) shall be made in the form and in the manner as directed by the Company’s Human Resources Department.

(b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice in accordance with Section 14(a). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual recordkeeping accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees at least annually by the Designated Broker, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

18. Adjustments Upon Corporate Transactions.

(a) In the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the

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Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10.

(b) For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Shares in the transaction.

(c) The Administrator shall equitably adjust the number of Shares covered by each outstanding option, and the number of Shares that may be purchased pursuant to options under the Plan, as well as the price per Share covered by each such outstanding option, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any option.

19. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the shareholders, or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent the Administrator considers it appropriate to conform the Plan with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Purchase Periods, to limit the frequency and/or number of changes in the amount withheld during a Purchase Period, to establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, to permit

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payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, to establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each participant properly correspond with amounts withheld from the participant’s Compensation, and to establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

(c) The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company specifically authorizes the Administrator to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

(d) The Administrator may also adopt sub-plans applicable to the Company or to particular Subsidiaries, or locations, which sub-plans may be designed to be outside the scope of Code Section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. In addition, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan; Effective Date. The Plan, as amended herein, shall become effective on June 4, 2014, provided that the Plan’s effectiveness as amended and restated herein shall be contingent on its receipt of approval in 2014 by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law). The Plan shall continue in effect for a term of twelve (12) years from May 2, 2006 unless sooner terminated under Section 19. In the event that the Plan does not receive shareholder approval in 2014, this amended and restated Plan will be null and void, and the Plan as in effect immediately before this amendment and restatement will continue in full force and effect.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares

9

issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Notice of Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant sells, transfers or otherwise disposes of any Shares acquired under the Plan, if such disposition occurs within the earlier of (i) two (2) years of the Offering Date, or (ii) one (1) year of the Purchase Date, associated with such Shares. Each participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

25. Withholding of Taxes. Each participant must make adequate provision for all applicable federal, state, or other tax withholding obligations which may arise upon the exercise of any option or the disposition of any Shares.

26. No Employment Rights. The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any Shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.

27. Offsets. To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Board or its committee, in its sole discretion, shall determine.

28. Captions. The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

29. Governing Law. The internal laws of the State of Delaware shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

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EXHIBIT A

BIOMARIN PHARMACEUTICAL INC.

AMENDED AND RESTATED

2006 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Reason for Agreement:

Original Application: for the Offering Date of 1, (must be a date at least five days after the date of this election).

Change in Payroll Deduction Rate

Change of Beneficiary(ies)

1. I,                                        , hereby elect to participate in the BioMarin Pharmaceutical Inc. Amended and Restated 2006 Employee Stock Purchase Plan (the “ESPP”), and hereby subscribe to purchase Common Shares of the Company in accordance with this Subscription Agreement and the ESPP. Terms in this Subscription Agreement that begin with initial capital letters have the specially-defined meanings that are either set forth herein or in the ESPP (unless the context clearly indicates a different meaning).

2. Subject to the ESPP’s terms and conditions and those below, I hereby authorize payroll deductions from each paycheck in the amount of     % of my Compensation on each payday (at least 1% and not to exceed 10%) during the Offering Period. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the ESPP. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete “2006 Employee Stock Purchase Plan.” I understand that my participation in the ESPP is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement may be subject to obtaining stockholder approval of the ESPP.

5. Shares purchased for me under the ESPP should be issued only in my name (or, if this space     is checked, in the name(s) of me and my spouse, whose name is                                        ).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within one year of the Purchase Date, I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares.

I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK.

The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I

1

understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES TAX ADVICE, AND I ACKNOWLEDGE THAT THE COMPANY HAS ENCOURAGED ME TO CONSULT MY OWN TAX ADVISOR WITH REGARD TO THE TAX CONSEQUENCES OF PARTICIPATING IN THE 2006 EMPLOYEE STOCK PURCHASE PLAN.

7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the ESPP:

PRIMARY BENEFICIARY:
(First) (Middle) (Last)

Relationship	(Address)

SECONDARY BENEFICIARY:
(First) (Middle) (Last)

Relationship
(Address)

8. I hereby agree to be bound by the terms of the ESPP, as modified by this Subscription Agreement. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the ESPP.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME, AND I HEREBY CONFIRM THAT THE FOLLOWING INFORMATION IS TRUE AND CORRECT.

Employee’s Social
Security Number:

Employee’s Address:

Dated:
Signature of Employee

Dated:
Spouse’s Signature
(If beneficiary other than spouse)

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EXHIBIT B

BIOMARIN PHARMACEUTICAL INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

I, the undersigned participant in the BioMarin Pharmaceutical Inc. 2006 Employee Stock Purchase Plan (the “ESPP”), hereby notify Independence Holding Company (the “Company”) that I hereby withdraw from the participation in the ESPP for the purchase period which began on                     , 2006 (the “Enrollment Date”). I hereby direct the Company to pay to me, as promptly as practicable, all the payroll deductions credited to my account with respect to such Purchase Period. I understand and agree that my purchase option for such Purchase Period will be automatically terminated.

I understand further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period, and that I shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement for a future Purchase Period beginning after the date of this withdrawal but only once for re-commencing participation within the same calendar year.

Name and Address of Participant:

Signature:

Date:

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BIOMARIN PHARMACEUTICAL INC. 770 LINDARO STREET SAN RAFAEL, CA 94901	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1. Election of Directors	☐	☐	☐
Nominees
01	Jean-Jacques Bienaimé 02 Michael Grey 03 Elaine J. Heron 04 Pierre Lapalme 05 V. Bryan Lawlis
06	Richard A. Meier 07 Alan J. Lewis 08 William D. Young 09 Kenneth M. Bate 10 Dennis J. Slamon
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.					For	Against	Abstain
2

To approve amendments to BioMarin’s Amended and Restated 2006 Employee Stock Purchase Plan (the 2006 ESPP) to increase the aggregate number of shares of common stock authorized for issuance under the 2006 ESPP from 2,500,000 to 3,500,000 and to extend the term of the 2006 ESPP to May 2, 2018.

					☐	☐	☐

3	To vote on an advisory basis to approve the compensation of BioMarin’s Named Executive Officers, as disclosed in its Proxy Statement.				☐	☐	☐
4	To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the fiscal year ending December 31, 2014.
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof.					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The related Notice & Proxy Statement, Form 10-K, CEO Stockholder Letter is/are available at www.proxyvote.com .

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BioMarin Pharmaceutical Inc.

Annual Meeting of Stockholders

June 4, 2014 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jean-Jacques Bienaimé and G. Eric Davis, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of BioMarin Pharmaceutical Inc. Common Stock, that the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June 4, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders.

When properly executed, this proxy will be voted in the manner directed herein, or if no such direction is made, it will be voted in accordance with the Board of Directors recommendations.

This proxy is governed by the laws of the State of Delaware.

(PLEASE DATE AND SIGN ON REVERSE SIDE)